Schedule 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the registrant

[X]

Filed by a party other than the registrant

[   ]

Check the appropriate box:

[    ]

Preliminary Proxy Statement

[    ]

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ X]

Definitive Proxy Statement

[    ]

Definitive Additional Materials

[    ]

Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

AMERICREDIT CORP.

(Name of Registrant as specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[ X]

No fee required

[    ]

Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)

Title of each class of securities to which transaction applies:

(2)

Aggregate number of securities to which transaction applies:

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act
Rule 0-11:

(4)

Proposed maximum aggregate value of transaction:

(5)

Total fee paid:

[    ]

Fee paid previously with preliminary materials

[    ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)

Amount previously paid:

(2)

Form, Schedule or Registration Statement No.:

(3)

Filing Party:

(4)

Date Filed:

AMERICREDIT CORP.
801 Cherry Street, Suite 3900
Fort Worth, Texas 76102

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Dear AmeriCredit Shareholder:

      On Tuesday, November 26, 2002, AmeriCredit Corp. will hold its 2002 Annual Meeting of Shareholders at the Fort Worth Club, 306 West Seventh Street, Fort Worth, Texas. The meeting will begin at 10:00 a.m.

      Only shareholders who owned stock at the close of business on Friday, October 11, 2002 can vote at this meeting or any adjournments that may take place. At the meeting we will:

1.	Elect two members of the Board of Directors to terms expiring in 2005;

2.

Consider and vote upon a proposal to amend the 2000 Limited Omnibus and Incentive Plan for AmeriCredit Corp. (the “2000 Plan”) to extend the term of the 2000 Plan from October 31, 2002 to October 31, 2007 and to increase the number of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), reserved under the 2000 Plan from 2,000,000 shares to 9,000,000 shares of Common Stock;

3.	Approve the appointment of our independent auditors for fiscal 2003; and

4.	Attend to other business properly presented at the meeting.

      Your Board of Directors recommends that you vote in favor of the proposals outlined in the Proxy Statement.

      At the meeting, we will also report on AmeriCredit’s fiscal 2002 business results and other matters of interest to shareholders.

      The approximate date of mailing for the Proxy Statement, proxy card and AmeriCredit’s 2002 Annual Report is October 21, 2002.

      We hope you can attend the Annual Meeting. Whether or not you can attend, please read the enclosed Proxy Statement. When you have done so, please mark your votes on the enclosed proxy card, sign and date the proxy card, and return it to us in the enclosed envelope. Your vote is important, so please return your proxy card promptly.

Sincerely, Chris A. Choate Secretary
October 18, 2002

AMERICREDIT CORP.

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD NOVEMBER 26, 2002

SOLICITATION AND REVOCABILITY OF PROXIES

      The accompanying proxy is solicited by the Board of Directors on behalf of AmeriCredit Corp., a Texas corporation (“AmeriCredit” or the “Company”), to be voted at the 2002 Annual Meeting of Shareholders of AmeriCredit (the “Annual Meeting”) to be held on November 26, 2002, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders (the “Notice”) and at any adjournment(s) thereof. When proxies in the accompanying form are properly executed and received, the shares represented thereby will be voted at the Annual Meeting in accordance with the directions noted thereon; if no direction is indicated such shares will be voted for the election of directors and in favor of the other proposals set forth in the Notice.

      The principal executive offices of AmeriCredit are located at 801 Cherry Street, Suite 3900, Fort Worth, Texas 76102. AmeriCredit’s mailing address is the same as its principal executive offices.

      This Proxy Statement and accompanying proxy are being mailed on or about October 21, 2002. AmeriCredit’s Annual Report covering the Company’s fiscal year ended June 30, 2002 is enclosed herewith, but does not form any part of the materials for solicitation of proxies.

      The enclosed proxy, even though executed and returned, may be revoked at any time prior to the voting of the proxy by giving written notice of revocation to the Secretary of the Company at the Company’s principal executive offices or by executing and delivering a later-dated proxy or by attending the Annual Meeting and voting in person. However, no such revocation shall be effective until such notice has been received by the Company at or before the Annual Meeting. Such revocation will not affect a vote on any matters taken prior to receipt of such revocation. Mere attendance at the Annual Meeting will not of itself revoke the proxy.

      In addition to the solicitation of proxies by use of the mail, the directors, officers and regular employees of the Company may solicit the return of proxies either by mail, telephone, telegraph, or through personal contact. Such officers and employees will not be additionally compensated but will be reimbursed for out-of-pocket expenses. AmeriCredit has also retained Georgeson Shareholder Communications, Inc. (“GSC”) to assist in the solicitation of proxies from shareholders and will pay GSC a fee of approximately $20,500 for its services and will reimburse such firm for its out-of-pocket expenses. Brokerage houses and other custodians, nominees, and fiduciaries will be requested to forward solicitation materials to the beneficial owners. The cost of preparing, printing, assembling and mailing the Annual Report, the Notice, this Proxy Statement and the enclosed proxy, as well as the cost of forwarding solicitation materials to the beneficial owners of shares and other costs of solicitation, will be borne by AmeriCredit.

      Some banks, brokers and other record holders have begun the practice of “householding” proxy statements and annual reports. “Householding” is the term used to describe the practice of delivering a single set of the proxy statement and annual report to any household at which two or more shareholders reside if a company reasonably believes the shareholders are members of the same family. This procedure would reduce the volume of duplicate information shareholders receive and would also reduce the Company’s printing and mailing costs. The Company will promptly deliver an additional copy of either document to any shareholder who writes or calls the Company at the following address or phone number: Investor Relations, AmeriCredit Corp., 801 Cherry Street, Suite 3900, Fort Worth, Texas 76102, (817) 302-7000.

PURPOSES OF THE MEETING At the Annual Meeting, the shareholders of AmeriCredit will consider and vote on the following matters:

1.	The election of two (2) directors to terms of office expiring at the Annual Meeting of Shareholders in 2005, or until their successors are elected and qualified;

2.

The approval of an amendment to the 2000 Limited Omnibus and Incentive Plan for AmeriCredit Corp. (the “2000 Plan”) to extend the term of the 2000 Plan from October 31, 2002 to October 31, 2007 and to increase the number of shares of Common Stock reserved under the 2000 Plan from 2,000,000 shares to 9,000,000 shares of Common Stock;

3.	The ratification of the appointment by the Board of Directors of PricewaterhouseCoopers LLP as independent public accountants for the Company for the fiscal year ending June 30, 2003; and

4.	The transaction of such other business that may properly come before the Annual Meeting or any adjournments thereof.

QUORUM AND VOTING

      The record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting was the close of business on October 11, 2002 (the “Record Date”). On the Record Date, there were 152,848,076 shares of Common Stock of the Company, par value $0.01 per share, outstanding, each of which is entitled to one vote on all matters to be acted upon at the Annual Meeting. There are no cumulative voting rights. The presence, in person or by proxy, of holders of a majority of the outstanding shares of Common Stock entitled to vote at the meeting is necessary to constitute a quorum to transact business. Assuming the presence of a quorum, the affirmative vote of the holders of a plurality of the shares of Common Stock represented at the Annual Meeting is required for the election of directors, and the affirmative vote of the holders of a majority of the shares of Common Stock represented at the Annual Meeting is required for the approval of the amendment to the 2000 Plan and the ratification of the appointment by the Board of Directors of PricewaterhouseCoopers LLP as independent public accountants for the Company for the fiscal year ending June 30, 2003.

      Abstentions and broker non-votes are counted towards determining whether a quorum is present. Broker non-votes will not be counted in determining the number of shares voted for or against the proposed matters, and therefore will not affect the outcome of the vote. Abstentions on a particular item (other than the election of directors) will be counted as present and voting for purposes of any item on which the abstention is noted, thus having the effect of a “no” vote as to that proposal because each proposal (other than the election of directors) requires the affirmative vote of a majority of the shares voting at the meeting. With regard to the election of directors, votes may be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect.

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PRINCIPAL SHAREHOLDERS

      The following table and the notes thereto set forth certain information regarding the beneficial ownership of the Company’s common stock as of the Record Date, by (1) each current director and nominee for director of the Company; (2) each Named Executive Officer; (3) all of our present executive officers and directors as a group; and (4) each other person known to us to own beneficially more than five percent of our presently outstanding common stock. Unless otherwise indicated, the address for the following shareholders is 801 Cherry Street, Suite 3900, Fort Worth, Texas 76102.

	Common Stock Owned Beneficially (1)		Percent of Class Owned Beneficially (1)
Capital Guardian Trust Company	16,764,400	(2)	10.97%
Wasatch Advisors Inc.	14,461,454	(3)	9.46%
Legg Mason, Inc.	10,767,652	(4)	7.04%
Fidelity Investments	8,253,500	(5)	5.40%
Clifton H. Morris, Jr.	2,423,135	(6)	1.57%
Michael R. Barrington	1,391,386	(7)	*
Daniel E. Berce	2,021,516	(8)	1.31%
Edward H. Esstman	1,121,261	(9)	*
A. R. Dike	145,300	(10)	*
James H. Greer	478,300	(11)	*
Douglas K. Higgins	320,000	(12)	*
Kenneth H. Jones, Jr.	209,000	(13)	*
Michael T. Miller	350,385	(14)	*
Preston A. Miller	241,433	(15)	*
All Present Executive Officers and Directors as a Group
(17 Persons) (6)(7)(8)(9)(10)(11)(12)(13)(14)(15)	9,409,793		5.88%

*	Less than 1%
(1)

Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to the shares of our common stock shown as beneficially owned by them. Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. The percentages are based upon 152,848,076 shares outstanding as of the Record Date, except for certain parties who hold options that are presently exercisable or exercisable within 60 days of the Record Date. The percentages for those parties who hold options that are presently exercisable or exercisable within 60 days of the Record Date are based upon the sum of 152,848,076 shares outstanding plus the number of shares subject to options that are presently exercisable or exercisable within 60 days of Record Date held by them, as indicated in the following notes.

(2)	Capital Guardian Trust Company reports holding an aggregate of 16,764,400 shares. The address of Capital Guardian Trust Company is 111000 Santa Monica Boulevard, Los Angeles, California 90025.
(3)	Wasatch Advisors Inc. reports holding an aggregate of 14,461,454 shares. The address of Wasatch Advisors Inc. is 150 Social Hall Avenue, Salt Lake City, Utah 84111.
(4)	Legg Mason, Inc. reports holding an aggregate of 10,767,652 shares. The address of Legg Mason, Inc. is 100 Light Street, Baltimore, Maryland 21202.
(5)	Fidelity Investments reports holding an aggregate of 8,253,500 shares. The address of Fidelity Investments is 82 Devonshire Street, Boston, Massachusetts 02109.
(6)

This amount includes 1,720,000 shares subject to stock options that are currently exercisable or exercisable within 60 days. This amount also includes 76,272 shares of common stock in the name of Sheridan C. Morris, Mr. Morris’ wife. This amount also includes 500,000 shares owned by Clydesdale

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Partners Fund Limited Partnership, L.L.P. (“Clydesdale”), a limited partnership of which the sole general partner is SCHM Investments, Inc. (“SCHM”); the sole shareholder of SCHM is Mr. Morris and his wife. The limited partners of Clydesdale are Mr. Morris, his wife and SCHM.

(7)	This amount includes 1,235,000 shares subject to stock options that are currently exercisable or exercisable within 60 days.
(8)	This amount includes 1,820,000 shares subject to stock options that are currently exercisable or exercisable within 60 days.
(9)	This amount includes 990,000 shares subject to stock options that are currently exercisable or exercisable within 60 days.
(10)

The amount includes 80,000 shares subject to stock options that are currently exercisable or exercisable within 60 days. This amount also includes 7,000 shares of common stock held in the name of Sara B. Dike, Mr. Dike’s wife.

(11)

This amount includes 120,000 shares subject to stock options that are currently exercisable or exercisable within 60 days. This amount does not include 39,216 shares of common stock held by Mr. Greer’s wife as separate property, as to which Mr. Greer disclaims any beneficial interest

(12)

This amount includes 140,000 shares subject to stock options that are currently exercisable or exercisable within 60 days. This amount does not include 34,000 shares held in trust for the benefit of certain family members of Mr. Higgins, as to which Mr. Higgins disclaims any beneficial interest.

(13)	This amount includes 180,000 shares subject to stock options that are currently exercisable or exercisable within 60 days.
(14)	This amount includes 257,360 shares subject to stock options that are currently exercisable or exercisable within 60 days.
(15)	This amount includes 154,960 shares subject to stock options that are currently exercisable or exercisable within 60 days.
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ELECTION OF DIRECTORS
(Item 1)

      On September 7, 1999, the Board of Directors adopted amendments to the Company’s bylaws classifying the Board of Directors into three (3) classes, as nearly equal in number as possible, each of whom would serve for three years, with one class being elected each year. The Board of Directors believes that the staggered three-year term of the classified Board of Directors helps assure the continuity and stability of management of the Company. This continuity and stability will result from the fact that with the classified Board of Directors, the majority of the directors at any given time will have prior experience as directors of the Company. The classified Board of Directors is also intended to protect shareholders’ rights in the event of an acquisition of control by an outsider which does not have the support of the Board of Directors.

      The Board of Directors has set the number of directors for the ensuing year at eight (8). At the 2002 Annual Meeting, two (2) Class III directors shall be elected to serve terms expiring at the 2005 Annual Meeting. Both nominees are currently members of the Board of Directors.

      In order to be elected, each nominee for director must receive at least the number of votes equal to the plurality of the shares represented at the meeting, either in person or by proxy. Unless otherwise directed in the enclosed proxy, it is the intention of the persons named in such proxy to vote the shares represented by such proxy for the election of the following named nominees to the Board of Directors.

      Vacancies occurring on the Board may be filled by the Board of Directors upon recommendations of the Nominating and Governance Committee for the unexpired term of the replacement director’s predecessor in office. The Company has announced its intention to name three additional independent directors to its Board.

Nominees for Terms Expiring in 2005:

      Clifton H. Morris, Jr., 67, has been a director since 1988. Mr. Morris has been Executive Chairman of the Board since July 2000 and served as Chairman of the Board and Chief Executive Officer from May 1988 to July 2000. Mr. Morris also served as President from May 1988 until April 1991 and from April 1992 to November 1996. Mr. Morris is also a director of Service Corporation International, a publicly held company that owns and operates funeral homes and related businesses, and Cash America International, a publicly held pawn brokerage company.

      A.R. Dike, 66, has been a director since 1998. Mr. Dike is the President and Chief Executive Officer of The Dike Company, Inc., a private insurance agency, and has been in such position since July 1999. Prior to July 1999, Mr. Dike was President of Willis Corroon Life, Inc. of Texas, and was in such position for more than five years. Mr. Dike is also a director of Cash America International.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE INDIVIDUALS NOMINATED FOR ELECTION AS A DIRECTOR.

Continuing Directors:

      Michael R. Barrington, 43, has been a director since 1990. Mr. Barrington has been Vice Chairman, President and Chief Executive Officer since July 2000. Mr. Barrington served as Vice Chairman, President and Chief Operating Officer from November 1996 to July 2000 and was Executive Vice President and Chief Operating Officer from May 1991 until November 1996.

      Daniel E. Berce, 48, has been a director since 1990. Mr. Berce has been Vice Chairman and Chief Financial Officer since November 1996. Mr. Berce served as Executive Vice President, Chief Financial Officer and Treasurer from November 1994 until November 1996. Mr. Berce is also a director of Curative Health Services, Inc., a publicly held company that provides specialty health care services, and AZZ Incorporated (formerly Aztec Manufacturing, Co.), a publicly held company that manufactures specialty electrical equipment and provides galvanizing services to the steel fabrication industry.

      Edward H. Esstman, 61, has been a director since 1996. Mr. Esstman has been Vice Chairman since August 2001. Mr. Esstman served as Executive Vice President, Dealer Services and Co-Chief Operating Officer from

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October 2000 to August 2001, Executive Vice President, Dealer Services from October 1999 to October 2000, Executive Vice President, Auto Finance Division from November 1996 to October 1999 and Senior Vice President and Chief Credit Officer from November 1994 to November 1996.

      Douglas K. Higgins, 52, has been a director since 1996. Mr. Higgins is a private investor and owner of Higgins & Associates and has been in such position since July 1994.

      Kenneth H. Jones, Jr., 67, has been a director since 1988. Mr. Jones, a private investor, retired as Vice Chairman of KBK Capital Corporation (“KBK”), a non-bank commercial finance company, in December 1999. Mr. Jones had been Vice Chairman of KBK since January 1995. Prior to January 1995, Mr. Jones was a shareholder in the Decker, Jones, McMackin, McClane, Hall & Bates, P.C. law firm in Fort Worth, Texas, and was with such firm and its predecessor or otherwise involved in the private practice of law in Fort Worth, Texas for more than five years.

      James H. Greer, 75, has been a director since 1990. Mr. Greer is Chairman of Greer Capital Corp. Investments and has been in such position for more than five years. In December 2001, Mr. Greer retired as Chairman of the Board of Shelton W. Greer Co., Inc., a company which engineers, manufactures, fabricates and installs building specialty products. Mr. Greer is also a director of Service Corporation International.

Board Committees and Meetings

      Standing committees of the Board include the Audit Committee, the Stock Option/Compensation Committee and the Nominating and Governance Committee.

      The Audit Committee’s principal responsibilities consist of (i) recommending the selection of independent auditors, (ii) reviewing the scope of the audit conducted by such auditors, as well as the audit itself, (iii) reviewing the Company’s internal audit activities and matters concerning financial reporting, accounting and audit procedures, and policies generally, and (iv) monitoring the independence and performance of the Company’s independent auditors and internal auditors. Members consist of Messrs. Dike, Greer, Higgins and Jones. In fiscal 2002, the Audit Committee met two times and, pursuant to the authority delegated to him by the Audit Committee, Mr. Jones, Chairman of the Committee, met with the Company’s independent auditors prior to the public issuance of the Company’s quarterly and annual financial results. The Audit Committee plans to meet four times in fiscal 2003. The “Report of the Audit Committee” is contained in this Proxy Statement beginning on page 24.

      The Stock Option/Compensation Committee (i) administers the Company’s employee stock option and other stock-based compensation plans and oversees the granting of stock options, (ii) reviews and approves compensation for executive officers and (iii) reviews Board member compensation. Members consist of Messrs. Dike, Greer, Higgins and Jones. In fiscal 2002, the Stock Option/Compensation Committee met or adopted resolutions by unanimous consent in lieu of a meeting four times. The “Report of the Stock Option/Compensation Committee on Executive Compensation” is contained in this Proxy Statement beginning on page 11.

      The Nominating and Governance Committee was established in August 2001. The Nominating and Governance Committee (i) establishes procedures for the nomination of directors, (ii) recommends to the Board of Directors a slate of nominees for directors to be presented on behalf of the Board for election by shareholders at each Annual Meeting of the Company, (iii) recommends to the Board appropriate nominees to fill Board vacancies, (iv) considers nominees to the Board recommended by shareholders, (v) recommends to the Board director nominees for each committee, (vi) recommends to the Board any corporate governance guidelines applicable to the Company and (vii) leads the Board in its annual review of the Board’s performance. Shareholders may nominate director nominees for consideration by writing to the Secretary of the Company at 801 Cherry Street, Suite 3900, Fort Worth, Texas 76102 and providing the nominee’s name, biographical data and qualifications. In order to be considered by the Nominating and Governance Committee with respect to nominees for the 2003 Annual Meeting of Shareholders, prospective nominee recommendations must be received by the Secretary no later than September 27, 2003 and no earlier than August 28, 2003. In fiscal 2002, the Nominating and Governance Committee met or adopted resolutions by unanimous consent in lieu of a meeting one time. Members consist of Messrs. Dike, Greer, Higgins and Jones.

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      The Company’s Committees will continue to monitor and review legislative, regulatory and New York Stock Exchange (“NYSE”) actions in connection with corporate governance, and the Committees will adopt policies and procedures in response to such actions.

      The Board of Directors held five regularly scheduled meetings during the fiscal year ended June 30, 2002. Various matters were also approved during the last fiscal year by unanimous written consent of the Board of Directors. No director attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board on which such director served.

Director Compensation

      Members of the Board of Directors currently receive a $2,500 quarterly retainer fee and an additional $4,000 fee for attendance at each meeting of the Board. Members of Committees of the Board of Directors are paid $2,000 per quarter for participation in all committee meetings held during that quarter.

      At the 2000 Annual Meeting of Shareholders, the Company adopted the 2000 Limited Omnibus and Incentive Plan for AmeriCredit Corp. (the “2000 Plan”), which provides for grants to the Company’s executive officers (other than Messrs. Morris, Barrington, Berce and Esstman) and to non-employee directors of stock options and reserves, in the aggregate, a total of 2,000,000 shares of Common Stock for issuance upon exercise of stock options granted under such plan. On November 6, 2001, the date of the Company’s 2001 Annual Meeting of Shareholders, options to purchase 20,000 shares of Common Stock were granted under the 2000 Plan to each of Messrs. Dike, Greer, Higgins and Jones at an exercise price of $16.10 per share. The exercise price for the options granted to Messrs. Dike, Greer, Higgins and Jones is equal to the last reported sale price of the Common Stock on the NYSE on the day preceding the date of grant. These options, which have a term of ten years, are fully vested upon the date of grant, but may not be exercised prior to the expiration of six months after the date of grant.

      The Board of Directors anticipates that an annual grant of stock options will be authorized under the 2000 Plan to non-employee directors in October 2002 in amounts and upon such terms as were authorized following the 2001 Annual Meeting of Shareholders.

Compensation Committee Interlocks and Insider Participation

      No member of the Stock Option/Compensation Committee is or has been an officer or employee of the Company or any of its subsidiaries or had any relationship requiring disclosure pursuant to Item 404 of Regulation S-K promulgated by the Securities and Exchange Commission (“SEC”). No member of the Stock Option/Compensation Committee served on the compensation committee, or as a director, of another corporation, one of whose directors or executive officers served on the Stock Option/Compensation Committee or whose executive officers served on the Company’s Board of Directors.

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EXECUTIVE COMPENSATION

Summary Compensation Table

      The following sets forth information concerning the compensation of the Company’s Chief Executive Officer and each of the other four most highly compensated executive officers of the Company (the “Named Executive Officers”) for the fiscal years shown.

		Annual Compensation			Long Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary ($)(1)	Bonus ($)	Other Annual Compensation ($)(2)	Restricted Stock Award(s) ($)(3)	Shares of Common Stock Underlying Stock Options (#)	All Other Compensation ($)(4)
Clifton H. Morris, Jr.	2002	380,000	875,000	88,472	—	—	82,650
Executive Chairman	2001	380,000	525,000	—	—	—	82,650
	2000	730,000	1,050,000	—	—	—	79,800

Michael R. Barrington	2002	755,058	1,775,137	75,464	—	—	47,678
Vice Chairman, President	2001	680,000	975,000	—	—	—	44,770
& CEO	2000	630,000	900,000	—	—	—	43,819

Daniel E. Berce	2002	711,301	1,675,103	68,217	—	—	47,683
Vice Chairman & CFO	2001	655,000	937,500	—	—	—	47,989
	2000	630,000	900,000	—	—	—	44,566

Michael T. Miller	2002	435,000	543,750	—	—	—	8,229
Executive Vice President	2001	386,849	453,973	—	—	150,000	8,208
& COO	2000	325,000	325,000	—	—	40,000	5,340

Preston A. Miller	2002	360,000	450,000	—	435,560	31,100	8,151
Executive Vice President	2001	306,849	306,849	—	154,275	12,800	8,151
& Treasurer	2000	240,000	240,000	—	—	30,000	5,301

(1)	Includes Board of Directors fees to Messrs. Morris, Barrington and Berce.
(2)	Includes the use of the Company aircraft valued on the basis of the aggregate incremental cost to the Company of $79,577 for Mr. Morris; $69,055 for Mr. Barrington; and $59,733 for Mr. Berce.
(3)

The values of the Restricted Stock Awards that are presented in the table are based on the value of the Common Stock as of June 30, 2002. On May 1, 2001, the restricted shares granted and the value thereof were: 5,500 shares, $250,000. On November 1, 2001, the restricted shares granted and the value thereof were: 15,528 shares, $250,000. These restricted shares vest three years after the date of grant.

(4)	The amounts disclosed in this column for fiscal 2002 include:
	(a)	Company contributions to 401(k) retirement plans in the amount of $7,650;
	(b)	Payment by the Company of premiums for term life insurance on behalf of Mr. Barrington, $2,037; Mr. Berce, $2,120; Mr. Michael T. Miller, $579; and Mr. Preston A. Miller, $501; and
	(c)	Annual premium payments under split-dollar life insurance policies on Mr. Morris, $75,000; Mr. Barrington, $37,991; and Mr. Berce, $37,913.
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Option Grants in Last Fiscal Year The following table shows all individual grants of stock options to the Named Executive Officers of the Company during the fiscal year ended June 30, 2002.
Name	Shares of Common Stock Underlying Options Granted (#)	% of Total Options Granted to Employees in Fiscal Year	Exercise Price ($/Sh)	Expiration Date	Grant Date Present Value ($)
Clifton H. Morris, Jr.	—	—	—	—	—
Executive Chairman

Michael R. Barrington	—	—	—	—	—
Vice Chairman, President &
CEO

Daniel E. Berce	—	—	—	—	—
Vice Chairman & CFO

Michael T. Miller	—	—	—	—	—
Executive Vice President &
COO

Preston A. Miller	31,100(1)	0.77%	16.10	11/6/2011	373,649(2)
Executive Vice President
& Treasurer

(1)

The options granted to Preston A. Miller, which expire ten years after the grant date, become exercisable 20% on May 6, 2002, 20% on November 6, 2002, 20% on November 6, 2003, 20% on November 6, 2004 and 20% on November 6, 2005.

(2)

As suggested by the SEC’s rules on executive compensation disclosure, the Company used the Black-Scholes model of option valuation to determine grant date pre-tax present value. The Company does not advocate or necessarily agree that the Black-Scholes model can properly determine the value of an option. The calculation is based on the expectation that the options are fully exercised within five years of the grant date and upon the following additional assumptions: annual dividend growth of 0 percent, volatility of approximately 101%, and a risk-free rate of return equal to 4.28%. There can be no assurance that the amounts reflected in this column will be achieved.

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Aggregated Option Exercises in Last Fiscal Year
and FY-End Option Values

      Shown below is information with respect to the Named Executive Officers regarding option exercises during the fiscal year ended June 30, 2002, and the value of unexercised options held as of June 30, 2002.

Name	Shares Acquired on Exercise (#)	Value Realized ($)(1)	Shares of Common Stock Underlying Unexercised Options at FY-End (#) Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options at FY-End ($)(2) Exercisable/ Unexercisable
Clifton H. Morris, Jr.	300,000	16,405,000	1,436,000/284,000	24,247,800/4,558,200
Executive Chairman

Michael R. Barrington	135,000	6,650,935	951,000/284,000	15,263,550/4,558,200
Vice Chairman, President
& CEO

Daniel E. Berce	0	0	1,536,000/284,000	26,252,800/4,558,200
Vice Chairman & CFO

Michael T. Miller	111,680	1,720,648	3,680/285,040	42,964/1,967,372
Executive Vice President
& COO

Preston A. Miller	0	0	145,060/52,540	2,215,152/502,643
Executive Vice President
& Treasurer

(1)

The “value realized” represents the difference between the exercise price of the option shares and the market price of the option shares on the date the options were exercised. The value realized was determined without considering any taxes which may have been owed.

(2)

Values stated are pre-tax, net of cost and are based upon the closing price of $28.05 per share of the Company’s Common Stock on the NYSE on June 28, 2002, the last trading day of the fiscal year. As of the Record Date, based on the closing price of $7.09 per share of the Company’s Common Stock on such date, the number of shares underlying unexercised options and the value of unexercised in-the-money options for the Named Executive Officers are as follows:

Name	Shares of Common Stock Underlying Unexercised Options at Record Date (#) Exercisable/Unexercisable	Value of Unexercised In-the-Money Options At Record Date ($) Exercisable/Unexercisable
Clifton H. Morris, Jr.	1,720,000/0	0/0
Michael R. Barrington	1,235,000/0	0/0
Daniel E. Berce	1,820,000/0	0/0
Michael T. Miller	257,360/16,000	0/0
Preston A. Miller	154,960/42,640	0/0

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Report of the Stock Option/Compensation Committee on Executive Compensation

      During fiscal 2002, the Stock Option/Compensation Committee of the Board of Directors (the “Committee”) was comprised of Messrs. Dike, Greer, Higgins and Jones. The Committee is responsible for all elements of the total compensation program for executive officers and senior management personnel of the Company, including stock option grants and the administration of other incentive programs.

General

      The objectives of the Company’s compensation strategy are as follows: (i) to attract and retain the best possible executive talent, (ii) to motivate its executives to achieve the Company’s goals, (iii) to link executive and shareholder interest through compensation plans that provide opportunities for management to become substantial shareholders in the Company and (iv) to provide a compensation package that appropriately recognizes both individual and corporate contributions.

Components of Compensation of Executive Officers.

      Compensation paid to the Company’s Named Executive Officers in fiscal 2002 consisted of the following: base salary and annual bonus. With the exception of Mr. Preston A. Miller, no stock options or other long-term incentive awards were made to the Company’s Named Executive Officers in fiscal 2002.

Base Salary

      Employment agreements have been entered into between the Company and each of the Named Executive Officers. All of these employment agreements, which are described in greater detail elsewhere in this Proxy Statement, provide for a certain minimum annual base salary with salary increases, bonuses and other incentive awards to be made at the discretion of this Committee.

      No base salary increases were made during fiscal 2002 for Mr. Morris and Mr. Michael T. Miller. Effective July 1, 2001, the Committee authorized a base salary increase of $40,000 for Mr. Preston A. Miller, to $360,000 annually. Effective October 1, 2001, the Committee authorized base salary increases of $100,000 for Mr. Barrington, to $750,000 annually and $75,000 for Mr. Berce, to $700,000 annually. The increases for Messrs. Barrington, Berce, and Preston A. Miller were considered appropriate in light of the continuing growth and financial success of the Company.

Annual Incentive

      The purpose of annual incentive bonus awards is to encourage executive officers and key management personnel to exercise their best efforts and management skills toward achieving the Company’s predetermined objectives. Annual incentive bonus awards measure business performance, including earnings per share targets, and are a primary program for measuring individual performance. In fiscal 2002, the CEO and the other Named Executive Officers received annual incentive awards equal to between 125% and 250% of their base salary. These bonus awards were made in return for the Company’s successfully meeting earnings per share targets established by the Committee. Under this plan, minimum earnings levels were required to be obtained before any bonuses were awarded; the plan also defined maximum award levels. Based on the Company’s earnings per share in fiscal 2002, the maximum bonus target was achieved for the CEO and the other Named Executive Officers.

Long-Term Incentive

      No stock option grants were made in fiscal 2002 to the Named Executive Officers, other than to Mr. Preston A. Miller. Mr. Preston A. Miller was granted a stock option for 31,100 shares on November 6, 2001 at an exercise price of $16.10 per share.

      As noted in the 1998 Proxy Statement, there have been no further stock-based, long-term incentive awards to Messrs. Morris, Barrington and Berce until the stock options covered by the 1998 Limited Stock Option Plan for AmeriCredit Corp. (“1998 Plan”) are fully vested and exercisable. To date, all stock options under the 1998 Plan are fully vested. At this point, the Committee has no plans to grant further stock options to Messrs. Morris,

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Barrington and Berce. Furthermore, all stock option and stock-based, long-term incentive plans adopted by the Company subsequent to the 1998 Plan specifically provide that Messrs. Morris, Barrington and Berce are not eligible to participate in such plans.

      In addition to the stock options described above, Mr. Preston A. Miller also received a restricted share grant for 15,528 shares on November 6, 2001. Mr. Preston A. Miller’s award of restricted shares will become unrestricted three years after the date of grant.

Other Compensation Plans

      The Company maintains certain broad-based employee benefit plans in which executive officers are permitted to participate on the same terms as non-executive personnel who meet applicable eligibility criteria, subject to any legal limitations on the amounts that may be contributed or the benefits that may be payable under the plans.

      In addition, the Committee has previously approved a split-dollar life insurance program for Messrs. Morris, Barrington and Berce. Under this program, the Company advances annual premiums for life insurance policies on these officers, subject to the right of the Company to recover certain amounts in the event of the officer’s death or termination of employment. As adopted by the Committee, the annual premiums will be approximately $75,000 in the case of Mr. Morris and $37,500 in the case of Messrs. Barrington and Berce.

Stock Ownership Guidelines for Executive Officers

      In August 2000, the Board of Directors adopted stock ownership guidelines that are designed to encourage the accumulation of the Company’s stock by its executive officers. These guidelines, stated as a multiple of executives’ base salaries, are as follows: Chairman and Vice Chairmen, four times; Segment Presidents and Treasurer, three times; other Executive Team members, two times. The recommended time period for reaching the above guidelines is the later of (i) August 1, 2003, (ii) five years from date of hire or (iii) three years from date of promotion to an executive officer position. Shares of the Company’s stock directly owned by an executive officer and shares owned by an officer through the Company’s 401(k) and employee stock purchase programs constitute qualifying ownership; stock options are not counted towards compliance with the guidelines. The Committee will review the progress of each executive officer toward compliance with the guidelines and, in the event an officer is not making satisfactory progress, the Committee may reduce prospective stock option or restricted share grants to such officer.

Fiscal 2002 Compensation of CEO

      In the view of the Committee, Mr. Barrington, in his second year as CEO, has continued to demonstrate highly effective leadership and vision in the face of the current business environment and consistently delivered financial and operating performance that meets or exceeds business objectives. In addition, Mr. Barrington has put in place an executive leadership team critical to the future success of the Company.

      During fiscal 2002, Mr. Barrington received $725,068 in base salary, a salary the Committee believes is inline with the base salaries paid to the top executive officer at similarly-sized financial services companies. The salary amount shown for Mr. Barrington in the “Executive Compensation — Summary Compensation Table” on page 8 of this Proxy Statement includes director fees in addition to his base salary.

      As discussed above, the Committee believes that the cash bonus under the 2002 incentive plan equal to 250% of Mr. Barrington’s base salary reflects Mr. Barrington’s performance against established business objectives. Similar to the last three fiscal years, no stock options or other stock-based, long-term incentive awards were made to Mr. Barrington during fiscal 2002. Moreover, Mr. Barrington is ineligible to receive grants under all stock option and other stock-based, long-term incentive plans adopted by the Company subsequent to the 1998 Plan.

DOUGLAS K. HIGGINS (CHAIRMAN) A.R. DIKE JAMES H. GREER KENNETH H. JONES, JR.
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      Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the preceding report and the Performance Graphs on pages 14 and 15 shall not be incorporated by reference into any such filings.

Employment Contracts, Termination of Employment and Change-in Control Arrangements

      The Company has entered into employment agreements with all of its Named Executive Officers. These agreements, as amended, contain terms that renew annually for successive five-year periods (ten years in the case of Mr. Morris), and the compensation thereunder is determined annually by the Company’s Board of Directors, subject to the following minimum annual compensation: Mr. Morris, $350,000; Messrs. Barrington and Berce, $345,000; Mr. Michael T. Miller, $255,000; and Mr. Preston A. Miller, $145,000. Included in each agreement is a covenant of the employee not to compete with the Company during the term of his employment and for a period of, in the case of Mr. Preston A. Miller, one year thereafter, and in the case of Messrs. Morris, Barrington, Berce and Michael T. Miller, three years thereafter. The employment agreements for each of the Named Executive Officers, other than Messrs. Michael T. Miller and Preston A. Miller, also provide that if the employee is terminated by the Company other than for cause, or in the event the employee resigns or is terminated other than for cause within twelve months after a “change in control” of the Company (as that term is defined in the employment agreements), the Company will pay to the employee the remainder of his current year’s salary (undiscounted) plus the discounted present value (employing an interest rate of 8%) of two additional years’ salary. The employment agreements for Messrs. Michael T. Miller and Preston A. Miller provide that, in the event of a termination or resignation under the circumstances described in the immediately preceding sentence, the Company will pay to Mr. Michael T. Miller or Mr. Preston A. Miller, as the case may be, an amount equal to one year’s salary. For all Named Executive Officers other than Mr. Morris, “salary” includes the annual rate of compensation immediately prior to the “change in control” plus the average annual cash bonus for the immediately preceding three-year period. For Mr. Morris, “salary” includes the highest annual rate of compensation plus the highest annual cash bonus or other incentive payment provided in any of the seven fiscal years preceding the year in which a “change of control” occurs.

      In addition to the employment agreements described above, the terms of all stock options granted to the Named Executive Officers provide that such options will become immediately vested and exercisable upon the occurrence of a change in control as defined in the stock option agreements evidencing such grants.

      The provisions and terms contained in these employment and option agreements could have the effect of increasing the cost of a change in control of the Company and thereby delay or hinder such a change in control.

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Performance Graphs

      The following performance graphs present cumulative shareholder returns on the Company’s Common Stock for the five and ten years ended June 30, 2002. In the five-year performance graph, the Company is compared to (i) the S&P 500 and (ii) the S&P Consumer Finance Index. S&P recently split the S&P Financial Index into the S&P Consumer Finance Index and the S&P Diversified Financial Services Index. We believe that the S&P Consumer Finance Index comprises the most readily identifiable investment peer group given the nature of our business. In the ten-year performance graph, the Company is compared to (i) the S&P 500 and (ii) the S&P Financial Index from June 30, 1992 through June 30, 2001 and the S&P Consumer Finance Index from June 30, 2001 through June 30, 2002. Each Index assumes $100 invested at the beginning of the measurement period and is calculated assuming quarterly reinvestment of dividends and quarterly weighting by market capitalization.

      The data source for the graphs is Media General Financial Services, Inc., an authorized licensee of S&P.

Comparison of Cumulative Shareholder Return 1997–2002

	June 1997	June 1998	June 1999	June 2000	June 2001	June 2002
AmeriCredit Corp.	100.00	169.94	152.38	161.90	494.76	267.14
S&P 500	100.00	130.16	159.78	171.37	145.95	119.70
S&P Consumer Finance	100.00	150.86	184.50	162.85	226.28	174.33

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Comparison of Cumulative Shareholder Return 1992–2002

	June 1992	June 1993	June 1994	June 1995	June 1996	June 1997	June 1998	June 1999	June 2000	June 2001	June 2002
AmeriCredit Corp.	100.00	181.82	213.64	404.55	568.18	763.64	1297.73	1163.64	1236.36	3778.18	2040.00
S&P 500	100.00	113.65	115.25	145.30	183.08	246.61	320.99	394.04	422.61	359.93	295.19
S&P Consumer Finance	100.00	129.87	130.61	157.51	223.51	339.76	472.10	511.18	468.67	578.83	445.93

Section 16(a) Beneficial Ownership Reporting Compliance

      The Company’s executive officers and directors are required to file under the Securities Exchange Act of 1934, as amended, reports of ownership and changes of ownership with the SEC. Based solely upon information provided to the Company by individual directors and executive officers, the Company believes that during the fiscal year ended June 30, 2002, all filing requirements applicable to its executive officers and directors were met, except that Dr. Richard E. Daly’s initial Form 3 report, due within ten days of his appointment as an executive officer under Section 16 of the Securities Exchange Act of 1934, as amended, on January 20, 2002, was not filed with the SEC until July 24, 2002.

Related Party Transactions

      The Company previously engaged independent contractors to solicit business from motor vehicle dealers in certain geographic locations. One such independent contractor was CHM Company, L.L.C. (“CHM Company”), a Delaware limited liability company, that is controlled by Clifton H. Morris, III, an adult son of Mr. Clifton H. Morris, Jr., Executive Chairman of the Company. A per contract commission was paid to CHM Company for each motor vehicle contract originated by the Company that is attributable to the marketing efforts of CHM Company. The Company’s contractual arrangement with CHM Company was cancelled effective December 31, 2000. Although the contract has been cancelled, CHM Company is entitled to continue receiving monthly payments per the original contract terms with respect to motor vehicle contracts originated by CHM Company prior to contract termination that meet certain portfolio performance criteria. The Company made payments of $199,893 to CHM Company during fiscal 2002.

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      The Company selects independent contractors on a competitive bid basis from a group of qualified vehicle recovery and repossession agencies with whom it maintains ongoing relationships. During fiscal 2002, the Company engaged Texas Expeditors of Dallas/Fort Worth, LP (“Expeditors of DFW”), a Texas limited partnership, and Texas Expeditors of San Antonio, LP (“Expeditors of San Antonio”), a Texas limited partnership, as two of its vehicle recovery agencies. Both of these recovery agencies are controlled by Clifton H. Morris, III, an adult son of Mr. Clifton H. Morris, Jr., Executive Chairman of the Company. A per vehicle payment is made pursuant to a fee schedule submitted by Expeditors of DFW and Expeditors of San Antonio for each recovery, repossession or other service performed. During fiscal 2002, payments of $279,245 and $146,943 were made by the Company to Expeditors of DFW and to Expeditors of San Antonio, respectively.

      On September 21, 2001, Messrs. Barrington and Berce, executive officers of the Company, each executed Amended and Restated Revolving Credit Notes in the amount of $2,500,000 in favor of the Company. These notes, which modify and extend notes in the principal amount of $1,000,000 executed by Messrs. Barrington and Berce in September 2000, bear interest at a rate equal to LIBOR plus 1%, and provide that Messrs. Barrington and Berce can borrow, repay and reborrow from time to time thereunder. On July 29, 2002, Mr. Barrington’s note was amended to provide that all amounts outstanding thereunder shall be due and payable on the earlier to occur of: (i) December 31, 2003; and (ii) sixty days after the last day of his employment with the Company. During fiscal 2002, the largest amount of indebtedness outstanding under Mr. Barrington’s note was $2,480,000, and the amount outstanding as of June 30, 2002 was $2,480,000. During fiscal 2002, the largest amount of indebtedness outstanding under Mr. Berce’s note was $1,249,980; Mr. Berce paid off his note in full on August 7, 2002, and such note was cancelled and is not available for further borrowing. The notes will not be renewed or further amended.

      In August 2000, the Board of Directors adopted stock ownership guidelines that are designed to encourage the accumulation of the Company’s stock by its executive officers. These guidelines, stated as a multiple of executives’ base salaries, are as follows: Chairman and Vice Chairmen, four times; Segment Presidents and Treasurer, three times; other Executive Team members, two times. The recommended time period for reaching the above guidelines is the later of (i) August 1, 2003, (ii) five years from date of hire or (iii) three years from date of promotion to an executive officer position. Shares of the Company’s stock directly owned by an executive officer and shares owned by an officer through the Company’s 401(k) and employee stock purchase programs constitute qualifying ownership; stock options are not counted towards compliance with the guidelines.

      The Board of Directors also adopted an Officer Stock Loan Program (the “Program”) to facilitate compliance with the stock ownership guidelines under the Program. Executive officers utilized loan proceeds to acquire and hold common stock of the Company by means of option exercise or otherwise. The loans, executed by executive officers, bear interest at a rate equal to LIBOR plus 1%. The stock to be held as a result of a loan under the Program must be pledged to the Company. The aggregate principal balance of all outstanding loans under the Program may not exceed $20,000,000 at any time. Messrs. Michael T. Miller, Steven P. Bowman and Joseph E. McClure obtained loans under this Program during fiscal 2002. During fiscal 2002, the largest amount of indebtedness outstanding under Mr. Michael T. Miller’s loan was $860,048, and the amount outstanding as of June 30, 2002 was $860,048. During fiscal 2002, the largest amount of indebtedness outstanding under Mr. Bowman’s loan was $27,861, and the amount outstanding as of June 30, 2002 was $27,861. During fiscal 2002, the largest amount of indebtedness outstanding under Mr. McClure’s loan was $1,305,692, and the amount outstanding as of June 30, 2002 was $1,305,692.

      On July 29, 2002, the Stock Option/Compensation Committee terminated the Program and approved amendments to the outstanding revolving promissory note and pledge agreements under the Program between the Company and three (3) executive officers (including Mr. Michael T. Miller) which provided that each officer repay amounts in full, including principal and interest, on the earlier to occur of: (i) December 31, 2003; and (ii) sixty days after the last day of the officer’s employment with the Company. The loans outstanding under this Program will not be renewed or further amended.

      All loans made to executive officers, including loans made under the Program, provide for full personal recourse to the executive officers, and the Company has no agreements, written or oral, with its executive officers to cancel or forgive such indebtedness in the future.

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PROPOSAL TO AMEND THE 2000 LIMITED OMNIBUS AND
INCENTIVE PLAN FOR AMERICREDIT CORP.
(Item 2)

      For several years, the Company has utilized stock options and restricted stock awards as a key part of its overall compensation strategy for employees, including executive officers and key managers, and non-employee directors. As of October 18, 2002, the Company had less than 500,000 remaining shares available under its existing stock option plans for grants to executive officers and non-employee directors; of this amount, there were 205,327 remaining shares available under the 2000 Limited Omnibus and Incentive Plan for AmeriCredit Corp. (the “2000 Plan”). In addition, as of October 18, 2002, the Company had less than 1,000,000 remaining shares available under its existing stock option plans for grants to non-executive officers and other employees (the number of securities available for future issuance under equity compensation plans, as reflected on page 22 of this Proxy Statement, includes shares reserved for issuance under the Company’s Employee Stock Purchase Plan in addition to stock option plans).

      The 2000 Plan expires on October 31, 2002, further depleting the shares available for future grants to a level that essentially does not permit the Company to utilize stock options and restricted stock awards as part of its compensation strategy for officers and non-employee directors.

      On October 15, 2002, the Stock Option/Compensation Committee amended the 2000 Plan to extend the termination date for the 2000 Plan from October 31, 2002 to October 31, 2007 and to increase the number of shares of Common Stock reserved under the 2000 Plan from 2,000,000 shares to 9,000,000 shares, with a sublimit on the number of restricted share awards that may be granted (the “Amendment”). On October 16, 2002, the Amendment was ratified by the Board of Directors. The Board is now requesting that shareholders approve the Amendment.

      If approved by shareholders at the Annual Meeting, the following specific sections of the 2000 Plan will be amended to provide as follows:

      •   In Section 3 of the 2000 Plan, the first sentence will be deleted in its entirety and replaced by the following:

“As of the Effective Date, Nine Million (9,000,000) Shares shall automatically, and without further action, become Available Shares; provided, however, that no more than Two Million (2,000,000) Shares may be issued as Restricted Shares.”

• In Section 25 of the 2000 Plan, the last sentence will be deleted in its entirety and replaced by the following:
“Unless terminated earlier, the Plan shall terminate on October 31, 2007.”

      The remaining language of Section 3 and Section 25 will not be changed, and the only effect of the Amendment will be to increase the number of shares of Common Stock authorized and available for issuance under the 2000 Plan and to extend the term of the 2000 Plan.

      Messrs. Morris, Barrington, Berce and Esstman are not eligible to participate in the 2000 Plan. The Company is not proposing to amend the 2000 Plan to include Messrs. Morris, Barrington, Berce and Esstman as eligible persons under the 2000 Plan.

      The Amendment is necessary in order to permit the Company to continue utilizing stock options as part of its compensation strategy for all employees, specifically including executive officers and non-employee directors. As amended, the 2000 Plan will provide the Company with sufficient available shares to continue utilizing stock options as part of its compensation strategy for at least three to five years without the necessity of adopting new plans or again amending the 2000 Plan. The Stock Option/Compensation Committee will adopt policies and guidelines for equity grants under the 2000 Plan to ensure that the increased number of shares available under the 2000 Plan are sufficient to continue utilizing stock options as part of the Company’s compensation strategy for the next three to five years.

      The Amendment will enable the Company to continue the purposes of the 2000 Plan by providing additional incentives to attract and retain qualified and competent employees and non-employee directors. This

17

would be in keeping with the Company’s overall compensation philosophy, which attempts to place equity in the hands of Company employees in an effort to further instill shareholder considerations and values in the actions of such officers. The Company has recently announced that it anticipates adding three independent directors to the Board in the near future; the Amendment will permit the Company to provide equity-based incentives to attract, retain and motivate additional qualified independent directors.

      If shareholders do not approve the Amendment to the 2000 Plan, the Company will not be able to make further grants to executive officers and non-employee directors under the 2000 Plan; the Company will also likely be required to curtail making further grants to non-executive officers and other employees due to the insufficient number of remaining available shares. The failure to include stock options and other awards in compensation packages may adversely affect the Company’s ability to retain key employees, and such employees may leave the Company. The loss of one or more key employees may have a material adverse effect on the Company’s business.

      Since it is the Company’s practice, discussed above, to grant stock options or other awards from time to time to a number of employees, officers and non-employee directors, it is not possible at this time to indicate the number, names or positions of employees who will receive future stock options or other awards or the number of shares of Common Stock for which stock options or other awards will be granted to any employee or non-employee director under the 2000 Plan. However, the following table lists the stock options and restricted stock granted in fiscal 2002 under the 2000 Plan:

Name and Position of Individual or Identity of Group	Stock Options (#)	Weighted Average Exercise Price ($)	Restricted Stock (#)	Dollar Value of Restricted Stock ($)(1)
Clifton H. Morris	Not Eligible	—	Not Eligible	—
Executive Chairman

Michael R. Barrington	Not Eligible	—	Not Eligible	—
Vice Chairman, President & CEO

Daniel E. Berce	Not Eligible	—	Not Eligible	—
Vice Chairman & CFO

Michael T. Miller	0	0	0	0
Executive Vice President & COO

Preston A. Miller	31,100	16.10	15,528	110,094
Executive Vice President &
Treasurer

Executive Group (2)	258,900	22.15	108,696	770,655

Non-Executive Director Group (2)	80,000	16.10	0	0

Non-Executive Officer Employee	767,400	22.15	43,477	308,252
Group (2)

(1)	The values of the Restricted Stock Awards that are presented in the table are based on the value of the Common Stock as of the Record Date.
(2)	Includes 8 employees in the Executive Group; 4 independent directors in the Non-Executive Director Group; and 55 employees in the Non-Executive Officer Employee Group.

Description of the 2000 Plan

      The following summary of the 2000 Plan is qualified in its entirety by reference to the complete text of the amended and restated 2000 Plan, a copy of which is attached to this Proxy Statement as Appendix A. Other than the amendments described above, the material terms and conditions of the 2000 Plan will not change.

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      The purpose of the 2000 Plan is to continue attracting, retaining and motivating the Company’s officers and other employees by enabling such officers and employees to participate, through equity ownership, in the long-term growth and financial success of the Company.

      Long-term incentive compensation — such as stock options grants — has been a key component of the Company’s compensation philosophy for employees, including executive officers, since inception of the Company’s auto finance lending business in September 1992. The Board of Directors believes that stock option awards have been critical in attracting the executive officers responsible for the Company’s financial success, and in motivating such officers to continually strive, year over year, for improved financial and operating performance.

      As of October 18, 2002, stock options granted under the Company’s stock option plans were held by 5,068 different officers and employees, representing more than 95% of all Company employees. It has been the Company’s practice to make annual stock option awards to most employees, or when employees are newly hired or promoted.

      Unless the 2000 Plan is amended, the Company may not be able to continue providing employees, including executive officers, with stock-based long-term incentive awards. This would require the Company to significantly alter its compensation strategy in order to retain and continue motivating key employees and officers to achieve the Company’s financial and operating objectives. Alternate strategies include possible increases in base salaries and annual bonus opportunities to offset the Company’s inability to offer long-term incentive compensation to officers. These alternate strategies, which may not be as successful in retaining and motivating employees as stock-based compensation, may have the effect of increasing the Company’s compensation expenses over time.

      As noted above in the “Report of the Stock Option/Compensation Committee on Executive Compensation,” the Board of Directors has established stock ownership guidelines, stated as a multiple of base salary, for the members of the Company’s Executive Team, which includes the Chairman, the Vice Chairmen, Segment Presidents, the Treasurer and the other Executive Vice Presidents of AmeriCredit Corp. The Stock Option/Compensation Committee anticipates that future long-term incentive awards to members of the Company’s Executive Team (other than Messrs. Morris, Barrington, Berce and Esstman) may be made in the form of restricted share awards in order to encourage compliance with the guidelines. Approval of the Amendment to the 2000 Plan is necessary to facilitate awards of restricted shares, as discussed below.

      The 2000 Plan specifically provides that Messrs. Morris, Barrington, Berce, and Esstman are not eligible for awards.

Shares Reserved Under the 2000 Plan

      As amended, the number of shares of Common Stock that may be issued or awarded under the 2000 Plan shall not exceed 9,000,000, subject to adjustment in the event of stock dividends, stock splits, combination of shares, recapitalizations or other changes in the outstanding Common Stock. The shares issuable under the 2000 Plan may be drawn from either authorized but previously unissued shares of Common Stock or from reacquired shares of Common Stock, including shares purchased by the Company on the open market and held as treasury shares.

Administration of the 2000 Plan

      The 2000 Plan is administered by the Stock Option/Compensation Committee of the Board of Directors. The Committee has, among other powers, the power to interpret, waive, amend, establish or suspend rules and regulations of the 2000 Plan in its administration of the 2000 Plan. The Committee shall have the sole discretion to determine the number or amount of shares, units, cash or other rights or awards, the nature and types of which are described below, to be granted to any participant.

Grants Under the 2000 Plan

      Stock Options. The Committee may grant options qualifying as incentive stock options under the Internal Revenue Code of 1986 and/or nonqualified stock options. The term, exercisability and other provisions of an option shall be fixed by the Committee. The option price shall be any price determined by the Committee except that, in the case of a nonincentive stock option, the price shall not be less than the fair market value of

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the Company’s Common Stock on the date of grant. Except for adjustments resulting from a stock dividend, stock split, combination of shares, recapitalization or other change in the outstanding Common Stock of the Company, the Committee may not reduce the exercise or option price of an existing stock option.

      Restricted Share Awards. The Committee may also award shares of the Company’s Common Stock under a restricted share award. The Committee shall fix the restrictions and the restriction period applicable to each restricted share award; provided, however, that the restriction period shall not exceed 10 years from the date of grant. The recipient of a restricted share award will be unable to dispose of the shares prior to the expiration of the restriction period. During this period, the recipient will be entitled to vote the shares and receive any regular cash dividends on such shares. Each stock certificate representing a restricted share award will be required to bear a legend giving notice of the restrictions in the grant. As amended, the 2000 Plan does not permit more than 2,000,000 restricted share awards to be made in total.

      Performance Awards. The Committee may grant Performance Awards under which payment may be made in shares of the Company’s Common Stock (including restricted shares), a combination of shares and cash or cash if the performance of the Company meets certain goals established by the Committee during an award period. The Committee, in its discretion, will determine the performance goals, the length of an award period, and the manner and medium of payment of each performance Award. In order to receive payment, a grantee must remain in the employ of the Company until the completion of the award period, except that the Committee may provide complete or partial exceptions to that requirement as it deems equitable.

      Stock Appreciation Rights and Limited Stock Appreciation Rights. The Committee may grant stock appreciation rights (“SARs”) and limited stock appreciation rights (“LSARs”) either singly or in combination with an underlying stock option or Performance Award under the 2000 Plan. The term, exercisability and other provisions of a SAR or LSAR may be fixed by the Committee. SARs entitle the grantee to receipt of the same economic value that would have been derived from exercise of an option. LSARs are similar to SARs but become exercisable only upon a tender offer or exchange offer for at least 30% of the outstanding shares of the Company’s Common Stock. Payment of a SAR or LSAR may be made in cash, in shares or a combination of both at the discretion of the Committee. If a SAR or LSAR granted in combination with an underlying stock option is exercised, the right under the underlying option to purchase shares would terminate.

      Each award under the 2000 Plan will be evidenced by an award agreement that will be delivered to the participant specifying the terms and conditions of the award and any rules applicable to such award.

      Upon a change in control as defined in, and subject to certain limitations under, the 2000 Plan, all outstanding awards will vest, become immediately exercisable or payable or have all restrictions lifted as may apply to the type of award granted. Awards are nontransferrable; however, if so provided in an award agreement, an award may be transferred, without payment of consideration, to immediate family members, or to partnerships whose partners are such family members or, except as prohibited by Rule 16b-3 under the Exchange Act, to a person or entity for which the grantee is entitled to a deduction for a “charitable contribution” under the Internal Revenue Code of 1986.

Eligible Participants

      Under the 2000 Plan, and as designated by the Committee, any non-employee director and any employee of the Company or the Company’s affiliates may participate in the 2000 Plan and receive award(s) thereunder (approximately 5,350 employees as of October 18, 2002); provided, however, that Messrs. Morris, Barrington, Berce and Esstman shall not be eligible to receive award(s) under the 2000 Plan.

      Non-employee directors are also eligible to participate in the 2000 Plan. Each non-employee director received, upon election as a Director and thereafter on the first business day after the date of each annual meeting of shareholders of the Company, an option to purchase 20,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of grant.

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Term of the 2000 Plan

      The 2000 Plan was effective as of August 1, 2000 and, upon approval of the Amendment, will terminate on October 31, 2007, unless terminated earlier by the Board of Directors or extended by the Board with the approval of the shareholders.

Federal Income Tax Consequences

      Stock Options. The grant of an incentive stock option or a nonqualified stock option will not result in income for the grantee or in a deduction for the Company. The exercise of a nonqualified stock option will result in ordinary income for the grantee and a deduction for the Company measured by the difference between the option price and the fair market value of the shares received at the time of exercise.

      The exercise of an incentive stock option will not result in income for the grantee if the grantee (i) does not dispose of the shares within two years after the date of grant or one year after the transfer of shares upon exercise and (ii) is an employee of the Company or a subsidiary of the Company from the date of grant until three months before the exercise date. If these requirements are met, the basis of the shares upon later disposition will be the option price. Any gain will be taxed to the employee as long-term capital gain and the Company would not be entitled to a deduction. The excess of the market value on the exercise date over the option price is an item of tax preference, potentially subject to the alternative minimum tax.

      If the grantee disposes of the shares prior to the expiration of either of the holding periods, the grantee will recognize ordinary income and the Company will be entitled to a deduction equal to the lesser of the fair market value of the shares on the exercise date minus the option price or the amount realized on disposition minus the option price. Any gain in excess of the ordinary income portion will be taxable as long-term or short-term capital gain.

      Restricted Share Awards. The grant of Restricted Shares should not result in income for the grantee or in a deduction for the Company for federal income tax purposes, assuming the shares transferred are subject to restrictions resulting in a “substantial risk of forfeiture.” If there are not such restrictions, the grantee will recognize ordinary income upon receipt of the shares. Dividends paid to the grantee while the stock remained subject to restriction will be treated as compensation for federal income tax purposes. At the time the restrictions lapse, the grantee will receive ordinary income and the Company will be entitled to a deduction measured by the fair market value of the shares at the time of lapse.

      SARs, LSARs and Performance Awards. The grant of a SAR, LSAR or a Performance Award will not result in income for the grantee or in a deduction for the Company. Upon the exercise of an SAR or LSAR or the receipt of shares or cash under a Performance Award, the grantee will recognize ordinary income and the Company will be entitled to a deduction measured by the fair market value of the shares plus any cash received.

Other Information

      The Board or the Committee may amend the 2000 Plan as it deems advisable; provided, however, that shareholder approval must be obtained for any amendment increasing the number of available shares under the 2000 Plan or changing the class of eligible participants, permit the granting of awards with expire more than ten years after the grant date, or extend the termination date of the 2000 Plan. Employees and non-employee directors who will participate in the 2000 Plan in the future and the amounts of award(s) to such employees are to be determined by the Committee subject to any restrictions outlined above.

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The following table provides information about the Company’s equity compensation plans as of June 30, 2002:

	(a) Number of securities to be issued upon exercise of outstanding options	(b) Weighted average exercise price of outstanding options	(c) Number of securities available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans
approved by shareholders	10,564,895	$14.69	1,539,504
Equity compensation plans
not approved by shareholders	5,113,838	24.87	948,700

Total	15,678,733	$18.01	2,488,204

      The 1989 Stock Option Plan for AmeriCredit Corp., 1990 Stock Option Plan for Non-Employee Directors of AmeriCredit Corp., 1991 Key Employee Stock Option Plan of AmeriCredit Corp., 1995 Omnibus Stock and Incentive Plan for AmeriCredit Corp., AmeriCredit Corp. Employee Stock Purchase Plan, 1996 Limited Stock Option Plan for AmeriCredit Corp., 1998 Limited Stock Option Plan for AmeriCredit Corp. and 2000 Limited Omnibus Plan for AmeriCredit Corp. were approved by the Company’s shareholders.

      The 1999 Employee Stock Option Plan of AmeriCredit Corp. (“1999 Plan”), FY 2000 Stock Option Plan of AmeriCredit Corp. (“FY 2000 Plan”), Management Stock Option Plan of AmeriCredit Corp. (“Management Plan”), i4 Gold Stock Option Program (“i4 Plan”) and Marketing Representative Stock Option Plan of AmeriCredit Corp. (“Marketing Plan”) have not been approved by the Company’s shareholders.

Description of Plans

1999 Plan

      Under the 1999 Plan, adopted by the Board of Directors in fiscal 1999, a total of 1,000,000 shares have been authorized for grants of options to employees other than directors and senior management officers (as defined by the plan) of which 53,290 shares were available for grants as of June 30, 2002. Each option must be granted at a per share exercise price equal to the fair market value of a share of Common Stock on the date of grant, and no option may have a term in excess of ten years. In fiscal 2002, no shares were granted under the 1999 Plan. Each option is subject to vesting requirements established by the Board of Directors. The 1999 Plan provides for acceleration of vesting of awards in the event of a change in control. The 1999 Plan expires on February 4, 2009, except with respect to options then outstanding.

FY 2000 Plan

      Under the FY 2000 Plan, adopted by the Board of Directors in fiscal 2000, a total of 2,000,000 shares have been authorized for grants of options to employees other than directors and senior management officers (as defined by the plan) of which 100,120 shares were available for grants as of June 30, 2002. Each option must be granted at a per share exercise price equal to the fair market value of a share of Common Stock on the date of grant, and no option may have a term in excess of ten years. In fiscal 2002, 17,800 shares were granted under the FY 2000 Plan, each having an exercise price of $35.00 per share. Each option is subject to certain vesting requirements established by the Board of Directors. The FY 2000 Plan provides for acceleration of vesting of awards in the event of a change in control. The FY 2000 Plan expires on July 1, 2009, except with respect to options then outstanding.

Management Plan

      Under the Management Plan, adopted by the Board of Directors in fiscal 2000, a total of 3,000,000 shares have been authorized for grants of options to employees other than directors and senior management officers (as defined by the plan) of which 413,240 shares were available for grants as of June 30, 2002. Each option must be granted at a per share exercise price equal to the fair market value of a share of Common Stock on the

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date of grant, and no option may have a term in excess of ten years. In fiscal 2002, 1,592,700 shares were granted under the Management Plan with a weighted average exercise price of $17.96 per share. Each option is subject to certain vesting requirements established by the Board of Directors. The Management Plan provides for acceleration of vesting of awards in the event of a change in control. The Management Plan expires on February 3, 2010, except with respect to options then outstanding.

i4 Plan

      Under the i4 Plan, adopted by the Board of Directors in fiscal 2002, a total of 1,200,000 shares have been authorized for grants of options to employees other than directors and officers, of which 172,450 shares were available for grants as of June 30, 2002. Each option must be granted at a per share exercise price equal to the fair market value of a share of Common Stock on the date of grant and shall have a term of three years. In fiscal 2002, 1,166,850 shares were granted under the i4 Plan with a weighted average exercise price of $38.70 per share. Each option has a three-year term and vests over a two-year period, with 50% of the options becoming exercisable one year after the date of grant and 50% becoming exercisable two years after the date of grant. The i4 Plan expires on June 30, 2003, except with respect to options then outstanding.

Marketing Plan

      Under the Marketing Plan, adopted by the Board of Directors in fiscal 1994, a total of 300,000 shares have been authorized for grants of options to non-employee marketing representatives of the Company, of which 209,600 shares were available for grants as of June 30, 2002. Each option must be granted at a per share exercise price equal to the fair market value of a share of Common Stock on the date of grant, and no option may have a term in excess of ten years. In fiscal 2002, no shares were granted under the Marketing Plan. No grants have been made under the Marketing Plan since fiscal 2001, and the Company currently has no non-employee marketing representatives that are eligible for grants under the Marketing Plan. Each option is subject to certain vesting requirements established by the Board of Directors. The Marketing Plan expires on October 12, 2004, except with respect to options then outstanding.

      Approval of the Amendment to the 2000 Plan by shareholders of the Company is required by the rules of the NYSE and by the terms of the 2000 Plan itself. Assuming the presence of a quorum, the proposal to approve the Amendment to the 2000 Plan requires approval by the holders of a majority of the outstanding shares of Common Stock represented at the 2002 Annual Meeting of Shareholders.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AMENDMENT TO THE 2000 LIMITED OMNIBUS AND INCENTIVE PLAN FOR AMERICREDIT CORP.

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RATIFICATION OF SELECTION OF
INDEPENDENT PUBLIC ACCOUNTANTS
(Item 3)

      The Board of Directors has selected PricewaterhouseCoopers LLP as independent public accountants for the Company to audit its consolidated financial statements for the fiscal year ending June 30, 2003, and has determined that it would be desirable to request that the shareholders ratify such selection. Assuming the presence of a quorum, the affirmative vote of a majority of the outstanding shares of Common Stock voting at the Annual Meeting in person or by proxy is necessary for the ratification of the appointment by the Board of Directors of PricewaterhouseCoopers LLP as independent public accountants. PricewaterhouseCoopers LLP served as the Company’s independent public accountants for the fiscal year ended June 30, 2002 and has reported on the Company’s consolidated financial statements for such year. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and will be available to respond to appropriate questions from shareholders.

      Shareholder ratification is not required for the selection of PricewaterhouseCoopers LLP, since the Board of Directors has the responsibility for selecting the Company’s independent public accountants. Nonetheless, the selection is being submitted for ratification at the Annual Meeting with a view towards soliciting the shareholders’ opinions, which the Board of Directors will take into consideration in future deliberations. In the event the shareholders fail to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent accountants, the Board of Directors may reconsider its election.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 2003.

Report of the Audit Committee

      The Audit Committee is comprised of four directors, each of whom meets the independence and experience requirements of the NYSE. The members of the Audit Committee are Messrs. Dike, Greer, Higgins and Jones. The Board of Directors most recently amended the charter, which is included in this Proxy Statement as Appendix B, in May 2002. The Audit Committee held two meetings in fiscal 2002. The Audit Committee plans to meet four times in fiscal 2003, including quarterly meetings in executive sessions with the independent public accountants, senior internal audit executive and senior management.

      The Audit Committee continues to monitor and review legislative, regulatory and NYSE actions in connection with audit committee standards, and the Audit Committee will adopt policies and procedures in response to such actions.

      Management has the primary responsibilities for the consolidated financial statements and the financial reporting process, including the system of internal controls. The Audit Committee oversees the Company’s independent public accountants, internal control and financial reporting process on behalf of the Board of Directors. In this regard, the Audit Committee helps to ensure independence of the Company’s auditors, the integrity of management and the adequacy of disclosure to shareholders. The Audit Committee approves in advance all audit and permitted non-audit services performed by the Company’s independent auditors. Representatives of the internal audit department, independent public accountants and financial management have unrestricted access to the Audit Committee.

      The Audit Committee reviewed and discussed the audited consolidated financial statements in the Annual Report with management and the Company’s independent public accountants. The independent public accountants are responsible for expressing an opinion on the conformity of the Company’s audited consolidated financial statements with generally accepted accounting principles, including a discussion of the quality of the Company’s accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the consolidated financial statements and the adequacy of internal controls. The Audit Committee discussed with the independent public accountants the results of the fiscal 2002 audit and all other matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees. In addition, the Audit Committee received, reviewed and discussed the written disclosures from the independent public

24

accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. Based on the preceding review and discussions contained in this paragraph, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2002 for filing with the Securities and Exchange Commission.

      Audit Fees: Aggregate fees for the audit of consolidated financial statements for the fiscal year ended June 30, 2002 and for the reviews of the consolidated financial statements included in the Company’s Forms 10-Q were $178,589.

      Financial Information Systems Design and Implementation Fees: There were no fees or costs billed to the Company for the professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X (relating to financial information systems design and implementation) by PricewaterhouseCoopers LLP for the fiscal year ended June 30, 2002.

      All Other Fees: Aggregate fees and costs billed to the Company for services rendered by PricewaterhouseCoopers LLP for the fiscal year ended June 30, 2002, other than audit and financial information systems design and implementation services, were $958,841. Of this amount, $407,150 related to fees and costs for professional services rendered by PricewaterhouseCoopers LLP in connection with the Company’s securitization program and other warehouse facility reviews and $474,482 of the total of all other fees amount related to tax services provided by PricewaterhouseCoopers LLP.

      The Audit Committee has determined that the provision of services covered by the two preceding paragraphs is compatible with maintaining the principal accountant’s independence from the Company. The Audit Committee recommended, and the Board of Directors has selected, PricewaterhouseCoopers LLP as the Company’s independent public accountants for fiscal 2003.

KENNETH H. JONES, JR. (CHAIRMAN) A.R. DIKE JAMES H. GREER DOUGLAS K. HIGGINS
25

OTHER BUSINESS
(Item 4)

      The Board knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy as in their discretion they may deem appropriate, unless they are directed by the proxy to do otherwise.

Shareholder Proposals

      Pursuant to various rules promulgated by the SEC, a shareholder that seeks to include a proposal in the Company’s proxy statement and form of proxy card for the Annual Meeting of Shareholders of the Company to be held in 2003 must timely submit such proposal in accordance with SEC Rule 14a-8 to the Company, addressed to Chris A. Choate, Secretary, 801 Cherry Street, Suite 3900, Fort Worth, Texas 76102. Further, a shareholder may not present a proposal for inclusion in the Company’s proxy statement and form of proxy card related to the 2003 Annual Meeting and may not submit a matter for consideration at the 2003 Annual Meeting, regardless of whether presented for inclusion in the Company’s proxy statement and form of proxy card, unless the shareholder shall have timely complied with the Company’s bylaw requirements which set a notice deadline after which a shareholder will not be permitted to present a proposal at the Company’s shareholder meetings. The bylaws state that in order for business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a shareholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting. A shareholder’s notice to the Secretary must set forth as to each matter the holder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; the name and address, as they appear on the Company’s books, of the shareholder proposing such business and the name and address of the beneficial owner, if any, on whose behalf the proposal is made; the class and number of shares of the Company which are owned beneficially and of record by such shareholder of record and by the beneficial owner, if any, on whose behalf the proposal is being made; and any material interest of such shareholder of record and beneficial owner, if any, on whose behalf the proposal is made in such business. A notice given pursuant to this provision of the Company’s bylaws will not be timely with respect to the Company’s 2003 Annual Meeting unless duly given by no later than September 27, 2003 and no earlier than August 28, 2003.

      With respect to business to be brought before the 2002 Annual Meeting, the Company has not received any notices from shareholders that the Company is required to include in this Proxy Statement.

BY ORDER OF THE BOARD OF DIRECTORS Chris A. Choate Secretary

October 18, 2002
Fort Worth, Texas

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING AND WISH THEIR STOCK TO BE VOTED ARE URGED TO DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

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APPENDIX A Amended and Restated 2000 Limited Omnibus and Incentive Plan for AmeriCredit Corp.

TABLE OF CONTENTS

1.	Purpose		A-1
2.	Definitions		A-1
	(a)	“Agreed Price”	A-1
	(b)	“Award”	A-1
	(c)	“Available Shares”	A-1
	(d)	“Board”	A-1
	(e)	“Broker Assisted Exercise”	A-1
	(f)	“Business Day”	A-1
	(g)	“Cause”	A-1
	(h)	“Code”	A-1
	(i)	“Committee”	A-1
	(j)	“Company”	A-1
	(k)	“Date of Grant”	A-1
	(l)	“Director”	A-1
	(m)	“Disability”	A-1
	(n)	“Effective Date”	A-1
	(o)	“Eligible Person”	A-2
	(p)	“Fair Market Value”	A-2
	(q)	“Holder”	A-2
	(r)	“Incentive Stock Option”	A-2
	(s)	“Limited SAR”	A-2
	(u)	“Nonqualified Stock Option”	A-2
	(v)	“Option”	A-2
	(w)	“Optionee”	A-2
	(x)	“Option Price”	A-2
	(y)	“Outside Director”	A-2
	(z)	“Parent”	A-2
	(aa)	“Performance Award”	A-2
	(bb)	“Performance Period”	A-2
	(cc)	“Plan”	A-2
	(dd)	“Plan Year”	A-2
	(ee)	“Restriction(s)”	A-2
	(ff)	“Restricted Period”	A-2
	(gg)	“Restricted Shares”	A-3
	(hh)	“Restricted Share Award”	A-3
	(ii)	“Restricted Share Distributions”	A-3
	(jj)	“SAR”	A-3
	(kk)	“Separation”	A-3
	(ll)	“Share(s)”	A-3
	(mm)	“Spread”	A-3
	(nn)	“Subsidiary”	A-3
	(oo)	“1933 Act”	A-3
	(pp)	“1934 Act”	A-3
3.	Award of Available Shares		A-3
4.	Conditions for Grant of Awards		A-3
5.	Grant of Options		A-4
6.	Option Price		A-4
7.	Exercise of Options		A-4
8.	Exercisability of Options		A-4
9.	Termination of Option Period		A-4
10.	Incentive Stock Options for 10% Shareholder		A-5
11.	Nonqualified Stock Options		A-5
12.	Restricted Share Awards		A-5
13.	Performance Awards		A-6
14.	Acceleration on Change in Control		A-6
15.	Adjustment of Available Shares		A-6
16.	Transferability of Awards		A-7
17.	Issuance of Shares		A-7
18.	Stock Appreciation Rights and Limited Stock Appreciation Rights		A-8
19.	Administration of the Plan		A-9
20.	Tax Withholding		A-10
21.	Interpretation		A-10
22.	Miscellaneous		A-10
23.	Amendment and Discontinuation of the Plan		A-11
24.	Section 83(b) Election		A-11
25.	Effective Date and Termination		A-11

Amended And Restated
2000 Limited Omnibus And Incentive Plan
For
AmeriCredit Corp.

      1. Purpose. The purpose of this Plan is to advance the interests of AmeriCredit Corp. and increase shareholder value by providing additional incentives to attract, retain and motivate qualified and competent employees, and Outside Directors, upon whose efforts and judgment its success is largely dependent.

      2. Definitions. As used herein, the following terms shall have the meaning indicated:

      (a) “Agreed Price” shall relate to the grant of a SAR or Limited SAR under an Award, and shall mean the value assigned to the Available Shares in the Award which will form the basis for calculating the Spread on the date of exercise of the SAR or Limited SAR, which assigned value may be any value determined by the Committee, including the Fair Market Value of the Shares on the Date of Grant.

      (b) “Award” shall mean either an Option, a SAR, a Restricted Share Award, or a Performance Award, except that where it shall be appropriate to identify the specific type of Award, reference shall be made to the specific type of Award.

      (c) “Available Shares” shall mean, at each time of reference, the total number of Shares described in Section 3 with respect to which the Committee may grant an Award, all of which Available Shares shall be held in the Parent’s treasury or shall be made available from authorized and unissued Shares.

      (d) “Board” shall mean the Board of Directors of the Parent.

      (e) “Broker Assisted Exercise” shall mean a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions to (a) a brokerage firm (“Broker”) to effect the immediate sale of the Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Option Price plus all amounts described in Section 20, and (b) the Company to deliver the certificates for the Shares directly to such brokerage firm in order to complete the sale.

      (f) “Business Day” shall mean, if the Shares are listed on a National Securities Exchange at the time of reference, any day such Exchange is operating, and otherwise it shall mean any day that commercial banks in the city in which the Company has its principal place of business are open.

      (g) “Cause” shall mean the Holder’s willful misconduct or gross negligence, as reasonably determined by the Committee in its sole discretion.

      (h) “Code” shall mean the Internal Revenue Code of 1986, as now or hereafter amended.

      (i) “Committee” shall mean the persons designated by the Board as the Stock Option Committee, or, in the absence of appointment, then it shall mean the Board.

      (j) “Company” shall mean the Parent and its Subsidiaries, except when it shall be appropriate to refer only to AmeriCredit Corp., then it shall be referred to as “Parent”.

      (k) “Date of Grant” shall mean the date on which the Committee takes formal action to grant an Award, provided that it is followed, as soon as reasonably possible, by written notice to the Eligible Person receiving the Award.

      (l) “Director” shall mean a member of the Board.

      (m) “Disability” shall mean a Holder’s present incapacity resulting from an injury or illness (either mental or physical) which, in the reasonable opinion of the Committee based on such medical evidence as it deems necessary, will result in death or can be expected to continue for a period of at least twelve (12) months and will prevent the Holder from performing the normal services required of the Holder by the Company, provided, however, that such disability did not result, in whole or in part: (i) from chronic alcoholism; (ii) from addiction to narcotics; (ii) from a felonious undertaking; or (iv) from an intentional self-inflicted wound.

A-1

      (n) “Effective Date” shall mean August 1, 2000.

      (o) “Eligible Person” shall mean Outside Directors, and those full time employees of the Company selected by the Committee; provided, however, that a Named Excluded Officer shall not be eligible to receive an Award.

      (p) “Fair Market Value” shall mean, as of a particular date, the closing value of Shares on such date, if a Business Day, and otherwise the closing value on the next preceding Business Day, which closing value shall be (i) if the Shares are listed or admitted for trading on any United States national securities exchange, the last reported sale price of the Shares on such exchange as reported in any newspaper of general circulation, or (ii) if the Shares are quoted on NASDAQ, or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations on such system. If neither clause (i) nor clause (ii) is applicable, the closing value shall be the fair market value on such Business Day as determined by any fair and reasonable means prescribed by the Committee.

      (q) “Holder” shall mean, at each time of reference, each person (including, but not limited to an Optionee) with respect to whom an Award is in effect, except that where it is appropriate to distinguish between a Holder with respect to an Option and a Holder with respect to a different type of Award, reference shall be made to Optionee; and provided, further, that to the extent provided under, and subject to the conditions of, an Award, it shall refer to the person who succeeds to the rights of the Holder upon the death of the Holder.

      (r) “Incentive Stock Option” shall mean an Option that is an incentive stock option as defined in Section 422 of the Code; provided that an Option which is designated as an Incentive Stock Option but which, in whole or in part, does not satisfy all of the requirements of an Incentive Stock Option shall be a Nonqualified Stock Option.

      (s) “Limited SAR” shall mean a limited stock appreciation right as defined in Section 18 hereof.

      (t) “Named Excluded Officer” shall mean each of Messrs. Clifton H. Morris, Jr., Michael R. Barrington, Daniel E. Berce and Edward H. Esstman.

      (u) “Nonqualified Stock Option” shall mean an Option that is not an Incentive Stock Option.

      (v) “Option” (when capitalized) shall mean any Incentive Stock Option and Nonqualified Stock Option granted under this Plan, except that, where it shall be appropriate to identify a specific type of Option, reference shall be made to the specific type of Option; provided, further, without limitation, that a single Option may include both Incentive Stock Option and Nonqualified Stock Option provisions.

      (w) “Optionee” shall mean a person (including a “Holder”, see definition) to whom an Option is granted.

      (x) “Option Price” shall mean the price per Share which is required to be paid by the Optionee in order to exercise his right to acquire a Share under the terms of the Option.

      (y) “Outside Director” shall mean each Director who is not an employee of the Company.

      (z) “Parent” shall mean AmeriCredit Corp., a Texas corporation.

      (aa) “Performance Award” shall mean the award which is granted contingent upon the attainment of the performance objectives during the Performance Period, all as described more fully in Section 13.

      (bb) “Performance Period” shall mean the period described in Section 13 with respect to which the performance objectives relate.

      (cc) “Plan” shall mean this Amended and Restated 2000 Limited Omnibus And Incentive Plan For AmeriCredit Corp.

      (dd) “Plan Year” shall mean the 12 month period beginning on August 1, 2000, and on each anniversary thereof.

      (ee) “Restriction(s)” shall mean the restrictions applicable to Available Shares subject to an Award which prohibit the “transfer” of such Available Shares, and which constitute “a substantial risk of forfeiture” with respect to such Available Shares, as those terms are defined under section 83(a)(1) of the Code.

A-2

      (ff) “Restricted Period” shall mean the period during which Restricted Shares shall be subject to Restrictions.

      (gg) “Restricted Shares” shall mean the Available Shares granted to an Eligible Person which are subject to Restrictions.

      (hh) “Restricted Share Award” shall mean the award of Restricted Shares.

      (ii) “Restricted Share Distributions” shall mean any amounts, whether Shares, cash or other property (other than regular cash dividends) paid or distributed by the Parent with respect to Restricted Shares during a Restricted Period.

      (jj) “SAR” shall mean a stock appreciation right as defined in Section 18 hereof.

      (kk) “Separation” shall mean (i) in the care of a Holder who is not an Outside Director, the date on which such Holder ceases to have an employment relationship with the Company for any reason, including death or Disability; provided, however, a Separation will not be considered to have occurred for purposes of this (ak)(i) while such Holder is on sick leave, military leave, or any other leave of absence approved by the Company, provided such period does not exceed 90 days or, if longer, so long as such Holder’s right to reemployment with the Company is guaranteed either by statute or by contract; and (ii) in the case of a Holder who is Outside Director, the date on which such Holder ceases to be a member of the Board.

      (ll) “Share(s)” shall mean a share or shares of the common stock, par value $.01 per share, of the Parent.

      (mm) “Spread” shall mean the difference between the Option Price, or the Agreed Price, as the case may be, of the Share(s) and the Fair Market Value of such Share(s).

      (nn) “Subsidiary” shall mean any corporation (other than the Parent) in any unbroken chain of corporations beginning with the Parent if, at the time of the granting of the Award, each of the corporations, other than the last corporation in the unbroken chain, owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such unbroken chain.

      (oo) “1933 Act” shall mean the Securities Act of 1933, as amended.

      (pp) “1934 Act” shall mean the Securities Exchange Act of 1934, as amended.

      3. Award of Available Shares. As of the Effective Date, Nine Million (9,000,000) Shares shall automatically, and without further action, become Available Shares; provided, however, no more than Two Million (2,000,000) Shares may be issued as Restricted Shares. To the extent any Award shall terminate, expire or be canceled, the Available Shares subject to such Award, with respect to which Holder received no benefits of ownership, shall remain Available Shares.

      4. Conditions for Grant of Awards.

      (a) Without limiting the generality of the provisions hereof which deal specifically with each form of Award, Awards shall only be granted to such one or more Eligible Persons as shall be selected by the Committee.

      (b) In granting Awards, the Committee shall take into consideration the contribution the Eligible Person has made or may be reasonably expected to make to the success of the Company and such other factors as the Committee shall determine. The Committee shall also have the authority to consult with and receive recommendations from officers and other personnel of the Company with regard to these matters. The Committee may from time to time in granting Awards under the Plan prescribe such other terms and conditions concerning such Awards as it deems appropriate, including, without limitation, relating an Award to achievement of specific goals established by the Committee or to the continued employment of the Eligible Person for a specified period of time, provided that such terms and conditions are not inconsistent with the provisions of this Plan.

      (c) The Awards granted to Eligible Persons shall be in addition to regular salaries, pension, life insurance or other benefits related to their service to the Company. Neither the Plan nor any Award granted under the Plan shall confer upon any person any right to continuance of employment by the Company; and provided, further, that nothing herein shall be deemed to limit the ability of the Company to enter into any other compensation arrangements with any Eligible Person.

A-3

      5. Grant of Options.

      (a) The Committee may grant to Optionees from time to time Options to purchase some or all of the Available Shares. An Option granted hereunder shall be either an Incentive Stock Option or a Nonqualified Stock Option, shall be evidenced by a written agreement that shall contain such provisions as shall be selected by the Committee, which may incorporate the terms of this Plan by reference, and which clearly shall state whether it is (in whole or in part) an Incentive Stock Option or a Nonqualified Stock Option.

      (b) The aggregate Fair Market Value (determined as of the Date of Grant) of the Available Shares with respect to which any Incentive Stock Option is exercisable for the first time by an Optionee during any calendar year under the Plan and all such plans of the Company and any parent and subsidiary of the Company (as defined in Section 425 of the Code) shall not exceed $100,000.

      6. Option Price.

      (a) The Option Price shall be any price determined by the Committee. Without limitation, except as provided in Section 15, the Committee shall not, directly or indirectly, reduce the Option Price of an existing Option.

      (b) The Option Price of any Shares purchased shall be paid solely in cash, by wire transfer, by certified or cashier’s check, or by money order from the Optionee or the Broker (in a Broker Assisted Exercise); provided, further, if expressly provided in the Option, and not otherwise, with Shares owned for the minimum period required in order to avoid having such exercise result in a charge to the Company’s earnings; or, if expressly provided in the Option, and not otherwise, with nonforfeitable Shares subject to the Option. If the Option Price is permitted to be, and is, paid in whole or in part with Shares, the value of the Shares surrendered shall be their Fair Market Value on the date they are actually delivered to the Company.

      7. Exercise of Options. An Option shall be deemed exercised when: (i) the Company has received written notice of such exercise in accordance with the terms of the Option and this Plan; (ii) full payment of the aggregate Option Price of the Shares as to which the Option is exercised has been made, including through a Broker Assisted Exercise; and (iii) arrangements that are satisfactory to the Company in its sole discretion have been made to satisfy the Optionee’s obligations under Section 20. Separate stock certificates shall be issued by the Parent for any Available Shares acquired as a result of exercising an Incentive Stock Option and a Nonqualified Stock Option.

      8. Exercisability of Options.

      (c) Each Option shall become exercisable in whole or in part and cumulatively, and shall expire, according to the terms of the Option; provided, however, that, without limitation, in the case of the grant of an Option to an officer (as that term is used in Rule 16a-1 promulgated under the 1934 Act) or any similar rule which may subsequently be in effect, the Committee may limit the exercisability for the first six (6) months following the Date of Grant, or provide that no Available Shares acquired on such exercise shall be transferable during such 6 month period, but in no event shall an Option be exercisable after the tenth (10th) anniversary of its Date of Grant.

      (b) The expiration date of an Option shall be determined by the Committee at the Date of Grant, but may, in the Committee’s sole discretion, be extended by the Committee.

      (c) The Committee, in its sole discretion, may accelerate the date on which all or any portion of an otherwise unexercisable Option may be exercised.

      9. Termination of Option Period.

      (d) As provided in Section 5, and without limitation, each Option shall be evidenced by an agreement that may contain any provisions selected by the Committee; provided, however, that in each case the unexercised portion of an Option shall automatically and without notice terminate and become null and void on the earlier of (i) the date that Optionee ceases to be employed by the Company, if such cessation is for Cause, (ii) the tenth (10th) anniversary of the Date of Grant.

      (e) Unless otherwise expressly provided in the Option of reference, the Committee, in its sole discretion may, by giving written notice (a “Cancellation Notice”) cancel, effective upon the date of the consummation

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of any Change in Control, all or any of the exercisable portion of any, or all, Options that remain unexercised on such date. Such Cancellation Notice shall be given a reasonable period of time (but not less than 15 days) prior to the proposed date of such cancellation, and may be given either before or after shareholder approval (if any is required) of the Change in Control, and may be condition on the actual occurrence of the Change in Control.

      10. Incentive Stock Options for 10% Shareholder. Notwithstanding any other provisions of the Plan to the contrary, an Incentive Stock Option shall not be granted to any person owning directly (or indirectly through attribution under section 425(d) of the Code) at the Date of Grant, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or of its parent or subsidiary [as defined in section 425 of the Code] at the Date of Grant) unless the Option Price of such Incentive Stock Option is at least 110% of the Fair Market Value on the Date of Grant of the Available Shares subject to such Incentive Stock Option, and the period during which the Incentive Stock Option may be exercised does not exceed five (5) years from the Date of Grant.

      11. Nonqualified Stock Options. Nonqualified Stock Options may be granted hereunder and shall contain such terms and provisions as shall be determined by the Committee, except that each such Nonqualified Stock Option (i) must be clearly designated as a Nonqualified Stock Option; (ii) may be granted for Available Shares which become exercisable in excess of the limits contained in Subsection 5(b); and (iii) shall not be subject to Section 10 hereof. If both Incentive Stock Options and Nonqualified Stock Options are granted to an Optionee, the right to exercise, to the full extent thereof, Options of either type shall not be contingent in whole or in part upon the exercise of, or failure to exercise, Options of the other type.

      12. Restricted Share Awards.

      (f) Each Restricted Share Award shall be evidenced by an agreement that may contain any provisions selected by the Committee, including, without limitation, a provision allowing the Holder, prior to the date on which the Restrictions lapse with respect to the Restricted Shares of reference, or within a period of 10 days after such lapse where such lapse is accelerated, to elect to receive cash in an amount equal to the Fair Market Value of some or all of the Restricted Shares on the date the Restrictions with respect to such Restricted Shares lapse, in lieu of retaining the corresponding formerly Restricted Shares. As a condition to the grant of a Restricted Share Award, the Committee shall require the Eligible Person receiving the Restricted Share Award to pay at least an amount equal to the par value of the Restricted Shares granted under such Restricted Share Award, and such Restricted Share Award shall automatically terminate if such payment is not received within 30 days following the Date of Grant. Except as otherwise provided in the express terms and conditions of each Restricted Share Award, the Eligible Person receiving the Restricted Share Award shall have all of the rights of a shareholder with respect to such Restricted Shares including, but not limited to, voting rights and the right to receive any dividends paid, subject only to the retention provisions of the Restricted Share Distributions.

      (g) The Restrictions on Restricted Shares shall lapse in whole, or in installments, over whatever Restricted Period shall be selected by the Committee; provided, however, that a complete lapse of Restrictions always shall occur on or before the 10th anniversary of the Date of Grant.

      (h) The Committee, in its sole discretion, may accelerate the date on which Restrictions lapse with respect to any Restricted Shares.

      (i) During the Restricted Period, the certificates representing the Restricted Shares, and any Restricted Share Distributions, shall be registered in the Holder’s name and bear a restrictive legend disclosing the Restrictions, the existence of the Plan, and the existence of the applicable agreement granting such Restricted Share Award. At the direction of the Committee, such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit the transfer to the Company of all or any portion of the Restricted Shares, and any assets constituting Restricted Share Distributions, which shall be forfeited in accordance with the applicable agreement granting such Restricted Share Award; and provided, further, that any Restricted Share Distributions shall not bear interest or be segregated into a separate account but shall remain a general asset of the Company, subject to the claims of the Company’s creditors, until the conclusion of the applicable Restricted Period.

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      13. Performance Awards.

      (j) The Committee may grant Performance Awards, which may in the sole discretion of the Committee represent a Share or be related to the increase in value of a Share, contingent on the Company’s achievement of the specified performance measures during the Performance Period. The Committee shall establish the performance measures for each Performance Period, and such performance measures, and the duration of any Performance Period, may differ with respect to each Eligible Person who receives a Performance Award, or with respect to separate Performance Awards issued to the same Eligible Person. The performance measures, the medium of payment, the Performance Period(s) and any other conditions to the Company’s obligation to pay such Performance Award in full or in part, shall be set forth in the written agreement evidencing each Performance Award.

      (k) The Committee shall determine the manner and medium of payment of each Performance Award, which manner may include immediate or deferred payment, and which medium may include cash, Shares (including, without limitation, Available Shares), Restricted Shares (but only if expressly provided for in the agreement evidencing the Performance Award), or any combination thereof as the Committee shall select.

      (l) Unless otherwise expressly provided in the agreement evidencing the Performance Award, the Holder of the Performance Award must remain employed by the Company until the end of the Performance Period in order to be entitled to any payment under such Performance Award; provided, however, that the Committee expressly may provide in the agreement granting such Performance Award that such Holder may become entitled to a specified portion of the amount earned under such Performance Award based on one or more specified period(s) of time between the Date of Grant of such Performance Award and such Holder’s termination of employment by the Company prior to the end of the Performance Period.

      14. Acceleration on Change in Control.

      (m) Except to the extent limited in subsection(b), in the event of a change in control of the Company (as hereafter defined) all Awards shall become fully exercisable, nonforfeitable, or the Restricted Period shall terminate, as the case may be (hereafter, in this Section 14, such Award shall be “accelerated”). As used herein, the term “change in control of the Company” shall be deemed to have occurred if (i) any “person” (as such term is used in Sections 13(d) and 14(b)(2) of the 1934 Act) becomes the beneficial owner, directly or indirectly, of securities of the Company representing 30% of more of the combined voting power of the Company’s then outstanding securities, (ii) during any period of 12 months, individuals who at the beginning of such period constitute the Board of Directors of the Company cease for any reason to constitute a majority thereof unless the election, or the nomination for election by the Company’s shareholders, of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of the period or (iii) a person (as defined in clause (i) above) acquires (or, during the 12-month period ending on the date of the most recent acquisition by such person or group of persons, has acquired), gross assets of the Company that have an aggregate fair market value greater than or equal to 50% of the fair market value of all of the gross assets of the Company immediately prior to such acquisition or acquisitions.

      (n) Notwithstanding any provisions hereof to the contrary, if an Award is accelerated under Subsection 14(a), the only portion of the Award which will be accelerated is the portion which can be accelerated without causing the Holder to have an “excess parachute payment” as determined under section 280G of the Code, determined by first taking into account all of the Holder’s “parachute payments” determined under section 280G of the Code from other sources, and then the acceleration hereunder, all as reasonably determined by the Committee.

      15. Adjustment of Available Shares.

      (o) If at any time while the Plan is in effect or Awards with respect to Available Shares are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then and in such event:

      (i) appropriate adjustment shall be made in the maximum number of Available Shares which may be granted under Section 3, and in the Available Shares which are then subject to each Award, so that the same

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proportion of the Parent’s issued and outstanding Shares shall continue to be subject to grant under Section 3, and to such Award, and

      (ii) in addition, and without limitation, in the case of each Award (including, without limitation, Options) which requires the payment of consideration by the Holder in order to acquire Shares, an appropriate adjustment shall be made in the consideration (including, without limitation the Option Price) required to be paid to acquire the each Share, so that (i) the aggregate consideration to acquire all of the Shares subject to the Award remains the same and, (ii) so far as possible (and without disqualifying an Incentive Stock Option) as reasonably determined by the Committee in its sole discretion, the adjusted cost of acquiring each Share shall be a uniform amount.

      (p) The Committee may change the terms of Options outstanding under this Plan, with respect to the Option Price or the number of Available Shares subject to the Options, or both, when, in the Committee’s judgment, such adjustments become appropriate by reason of a corporate transaction (as defined in Treasury Regulation § 1.425-1(a)(1)(ii)); provided, however, that if by reason of such corporate transaction an Incentive Stock Option is assumed or a new option is substituted therefore, the Committee may only change the terms of such Incentive Stock Option such that (i) the excess of the aggregate Fair Market Value of the shares subject to option immediately after the substitution or assumption, over the aggregate option price of such shares, is not more than the excess of the aggregate Fair Market Value of all Available Shares subject to the Option immediately before such substitution or assumption over the aggregate Option Price of such Available Shares, and (ii) the new option, or the assumption of the old Incentive Stock Option does not give the Optionee additional benefits which he did not have under the old Incentive Stock Option.

      (q) Without limitation, except as otherwise expressly provided herein, the issuance by the Parent of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Parent convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to Available Shares subject to Awards granted under the Plan.

      (r) Without limiting the generality of the foregoing, the existence of outstanding Awards with respect to Available Shares granted under the Plan shall not affect in any manner the right or power of the Parent to make, authorize or consummate (1) any or all adjustments, recapitalizations, reorganizations or other changes in the Parent’s capital structure or its business; (2) any merger or consolidation of the Parent; (3) any issue by the Parent of debt securities, or preferred or preference stock which would rank above the Available Shares subject to outstanding Awards; (4) the dissolution or liquidation of the Parent; (5) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (6) any other corporate act or proceeding, whether of a similar character or otherwise.

      16. Transferability of Awards. Each Award shall provide that such Award shall not be transferable by the Holder otherwise than by will or the laws of descent and distribution, or, if so provided in the Award, (a) that such Award is transferable, in whole or in part, without payment of consideration, to immediate family members of the Holder, to trusts for such family members, or to partnerships whose only partners are such family members, or (b) to a person or other entity for which the Holder is entitled to a deduction for a “charitable contribution” under Section 170(a)(i) of the Code (provided, in each such case that no further transfer by any such permitted transferee(s) shall be permitted).

      17. Issuance of Shares. No Holder or other person shall be, or have any of the rights or privileges of, the owner of Shares subject to an Award unless and until certificates representing such Shares shall have been issued and delivered to such Holder or other person. As a condition of any issuance of Shares, the Committee may obtain such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation including, but not limited to, the following:

      (i) a representation, warranty or agreement by the person Holder such Shares to the Parent, at the time any Shares are transferred, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

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      (ii) a representation, warranty or agreement to be bound by any legends that are, in the opinion of the Committee, necessary or appropriate to comply with the provisions of any securities law deemed by the Committee to be applicable to the issuance of the Shares and are endorsed upon the Share certificates.

      Share certificates issued to the Holder receiving such Shares who are parties to any shareholders agreement or any similar agreement shall bear the legends contained in such agreements. Notwithstanding any provision hereof to the contrary, no Shares shall be required to be issued with respect to an Award unless counsel for the Parent shall be reasonably satisfied that such issuance will be in compliance with applicable Federal or state securities laws.

      18. Stock Appreciation Rights and Limited Stock Appreciation Rights.

      (s) The Committee shall have authority to grant a SAR, or to grant a Limited SAR with respect to all or some of the Available Shares covered by any Option (“Related Option”), or with respect to, or as some or all of, a Performance Award (“Related Performance Award”). A SAR or Limited SAR granted with respect to an Incentive Stock Option must be granted together with the Related Option. A SAR or Limited SAR granted with respect to a Related Nonqualified Stock Option or a Performance Award, may be granted on or after the Date of Grant of such Related Option or Related Performance Award.

      (t) For the purposes of this Section 18, the following definitions shall apply:

      (i) The term “Offer” shall mean any tender offer or exchange offer for thirty percent (30%) or more of the outstanding Shares of the Parent, other than one made by the Parent; provided that the corporation, person or other entity making the Offer acquires Shares pursuant to such Offer.

      (ii) The term “Offer Price Per Share” shall mean the highest price per Share paid in any Offer which is in effect at any time during the period beginning on the sixtieth (60th) day prior to the date on which a Limited SAR is exercised and ending on the date on which the Limited SAR is exercised. Any securities or properties which are a part or all of the consideration paid or to be paid for Shares in the Offer shall be valued in determining the Offer Price Per Share at the higher of (1) the valuation placed on such securities or properties by the person making such Offer, or (2) the valuation placed on such securities or properties by the Committee.

      (iii) The term “Limited SAR” shall mean a right granted under this Plan with respect to a Related Option or Related Performance Award, that shall entitle the Holder to an amount in cash equal to the Offer Spread in the event an Offer is made.

      (iv) The term “Offer Spread” shall mean, with respect to each Limited SAR, an amount equal to the product of (1) the excess of (A) the Offer Price Per Share immediately preceding the date of exercise over (B) (x) if the Limited SAR is granted in tandem with an Option, then the Option Price per Share of the Related Option, or (y) if the Limited SAR is issued with respect to a Performance Award, the Agreed Price under the Related Performance Award, multiplied by (2) the number of Available Shares with respect to which such Limited SAR is being exercised; provided, however, that with respect to any Limited SAR granted in tandem with an Incentive Stock Option, in no event shall the Offer Spread exceed the amount permitted to be treated as the Offer Spread under applicable Treasury Regulations or other legal authority without disqualifying the Option as an Incentive Stock Option.

      (v) The term “SAR” shall mean a right granted under this Plan, including, without limitation, a right granted in tandem with an Award, that shall entitle the Holder thereof to an amount in cash equal to the Spread.

      (vi) The term “SAR Spread” shall mean with respect to each SAR an amount equal to the product of (1) the excess of (A) the Fair Market Value per Share on the date of exercise over (B) (x) if the SAR is granted in tandem with an Option, then the Option Price per Share of the Related Option, (y) if the SAR is granted in tandem with a Performance Award, the Agreed Price under the Related Performance Award, or (z) if the SAR is granted by itself with respect to a designated number of Available Shares, then whichever of the FMV of the Available Shares on the Date of Grant, or the Agreed Price, shall be designated in the SAR agreement, in each case multiplied by (2) the number of Available Shares with respect to which such SAR is being exercised; provided, however, that with respect to any SAR granted in tandem with an

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Incentive Stock Option, in no event shall the SAR Spread exceed the amount permitted to be treated as the SAR Spread under applicable Treasury Regulations or other legal authority without disqualifying the Option as an Incentive Stock Option.

(u) To exercise the SAR or Limited SAR, the Holder shall:

      (i) Give written notice thereof to the Company, specifying the SAR or Limited SAR being exercised and the number or Available Shares with respect to which such SAR or Limited SAR is being exercised, and

      (ii) If requested by the Company, deliver within a reasonable time the agreement evidencing the SAR or Limited SAR being exercised, and the Related Option agreement, or Related Performance Award agreement, to the Secretary of the Company who shall endorse or cause to be endorsed thereon a notation of such exercise and return all agreements to the Holder.

      (v) As soon as practicable after the exercise of a SAR or Limited SAR, the Company shall pay to the Holder (i) cash, (ii) at the request of the Holder and the approval of the Committee, or in accordance with the terms of the Award, Shares, or (iii) a combination of cash and Shares, having a Fair Market Value equal to either the SAR Spread, or to the Offer Spread, as the case may be; provided, however, that the Company may, in its sole discretion, withhold from such payment any amount necessary to satisfy the Company’s obligation for federal and state withholding taxes with respect to such exercise.

      (w) A SAR or Limited SAR may be exercised only if and to the extent that it is permitted under the terms of the Award which, in the case of a Related Option, shall be only when such Related Option is eligible to be exercised; provided, however, a Limited SAR may be exercised only during the period beginning on the first day following the date of expiration of the Offer and ending on the thirtieth (30th) day following such date.

      (x) Upon the exercise of a SAR or Limited SAR, and without limiting the generality of Section 3, the Available Shares under the Related Option or Related Performance Award to which such exercised SAR or Limited SAR relate shall never again be Available Shares.

      (y) Upon the exercise or termination of a Related Option, or the payment or termination of a Related Performance Award, the SAR or Limited SAR with respect to such Related Option or Related Performance Award likewise shall terminate.

      (z) A SAR or Limited SAR shall be transferable only to the extent, if any, that the Related Award is transferable, and under the same conditions.

      (aa) A SAR or Limited SAR granted with respect to an Incentive Stock Option may be exercised only when the Fair Market Value of the Available Shares exceeds the Option Price.

      (bb) Each SAR or Limited SAR shall be on such terms and conditions not inconsistent with this Plan as the Committee may determine and shall be evidenced by a written agreement.

      (cc) The Holder shall have no rights as a stockholder with respect to the related Available Shares as a result of the grant of a SAR or Limited SAR.

      19. Administration of the Plan.

      (a) The Plan shall be administered by the Committee and, except for the powers reserved to the Board in Section 23 hereof, the Committee shall have all of the administrative powers under Plan.

      (b) The Committee, from time to time, may adopt rules and regulations for carrying out the purposes of the Plan and, without limitation, may delegate all of what, in its sole discretion, it determines to be ministerial duties to an officer of the Parent. Without limitation, the determinations under, and the interpretations of, any provision of the Plan or an Award by the Committee shall, in all cases, be in its sole discretion, and shall be final and conclusive.

      (c) Any and all determinations and interpretations of the Committee shall be made either (i) by a majority vote of the members of the Committee at a meeting duly called, with at least 3 days prior notice and a general

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explanation of the subject matter given to each member, or (ii) without a meeting, by the written approval of all members of the Committee.

      (d) Subject to the express provisions of this Plan, the Committee shall have the authority, in its sole and absolute discretion (i) to adopt, amend, and rescind administrative and interpretive rules and regulations relating to this Plan or any Options; (ii) as provided in the Subsection 9(a) and (b), upon the occurrence of certain events, to make appropriate adjustments to the Option Price and number of Shares subject to this Plan and Option; and (iii) to make all other determinations and perform all other acts necessary or advisable for administering this Plan, including the delegation of such ministerial acts and responsibilities as the Committee deems appropriate. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or any Option in the manner and to the extent it shall deem expedient to carry it into effect, and it shall be the sole and final judge of such expediency.

      (e) No member of the Committee shall be liable for any action taken or omitted to be taken by him or by any other member of the Committee with respect to the Plan, and to the extent of liabilities not otherwise insured under a policy purchased by the Company, the Company does hereby indemnify and agree to defend and save harmless any member of the Committee with respect to any liabilities asserted or incurred in connection with the exercise and performance of their powers and duties hereunder, unless such liabilities are judicially determined to have arisen out of such member’s gross negligence, fraud or bad faith. Such indemnification shall include attorney’s fees and all other costs and expenses reasonably incurred in defense of any action arising from such act of commission or omission. Nothing herein shall be deemed to limit the Company’s ability to insure itself with respect to its obligations hereunder.

      20. Tax Withholding. On or immediately prior to the date on which a payment is made to a Holder hereunder or, if earlier, the date on which an amount is required to be included in the income of the Holder as a result of an Award, the Holder shall be required to pay to the Company in cash, or at the sole discretion of the Committee, or as provided in the Award, in Shares (including, but not limited to, the reservation to the Company of the requisite number of Available Shares otherwise payable to such Holder with respect to such Award) the amount which the Company reasonably determines to be appropriate in order to reimburse the Company for applicable federal or state tax withholding requirements, and the collection of employment taxes, if applicable; provided that, where Shares are used to satisfy such withholding, the withholding will be limited to the minimum amount, as determined by the Company, necessary to satisfy such withholding requirements and employment taxes.

      21. Interpretation.

      (a) If any provision of this Plan, or any Award, is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of this Plan or any Award, but such provision shall be fully severable, and the Plan or Award, as applicable, shall be construed and enforced as if the illegal or invalid provision had never been included in the Plan or Award, as applicable.

      (b) THIS PLAN SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS.

      (c) Headings contained in this Agreement are for convenience only and shall in no manner be construed as part of this Plan.

      (d) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

      22. Miscellaneous.

      (a) The proceeds received by the Company from the sale of Shares pursuant to an Option shall be used for general corporate purposes.

      (b) Neither the Board, the Committee, nor the Company guarantees Shares from loss or depreciation.

      (c) Records of the Company shall be conclusive for all purposes under this Plan or any Award, unless determined by the Committee to be incorrect.

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      (d) The Company shall, upon request or as may be specifically required under this Plan or any Award, furnish or cause to be furnished all of the information or documentation that is necessary or required by the Committee to perform its duties and functions under this Plan or any Award.

      (e) The Company assumes no liability to any Holder or his legal representatives, heirs, legatees or distributees for any act of, or failure to act on the part of, the Committee.

      (f) Whenever any notice is required or permitted under this Plan, such notice must be in writing and personally delivered or sent by mail or delivery by a nationally recognized courier service. Any notice required or permitted to be delivered under this Plan shall be deemed to be delivered on the date on which it is personally delivered, or, if mailed, whether actually received or not, on the third Business Day after it is deposited in the United States mail, certified or registered, postage prepaid, addressed to the person who is to receive it at the address that such person has previously specified in accordance with this subsection, or, if by courier, seventy-two (72) hours after it is sent, addressed as described in this subsection. The Company or the Holder may change, at any time and from time to time, by written notice to the other, the address that it or he had previously specified for receiving notices. Until changed in accordance with this Plan, the Company and the Holder shall be deemed to have specified as its and his address for receiving notices, as to the Company, the principal executive offices of the Company and, as to the Holder, the most current address of the Holder set forth in the Company’s employment records.

      (g) This Plan shall be binding upon the Holder, his legal representatives, heirs, legatees and distributees; upon the Company, its successors, and assigns; and upon the Board and its successors.

      23. Amendment and Discontinuation of the Plan. The Board, or the Committee (subject to the prior written authorization of the Board), may from time to time amend the Plan or any Award; provided, however, that (except to the extent provided in Section 15) no such amendment may, without approval by the shareholders of the Parent, (a) increase the number of Available Shares or change the class of Eligible Persons, (b) permit the granting of Awards which expire beyond the maximum 10-year period described in Subsection 9(a)(ii), or (c) extend the termination date of the Plan as set forth in Section 25; and provided, further, that (except to the extent provided in Subsections 8(b) and 9(b) hereof) no amendment or suspension of the Plan or any Award issued hereunder shall, except as specifically permitted in any Award, substantially impair any Award previously granted to any Holder without the consent of such Holder.

      24. Section 83(b) Election. If as a result of receiving an Award, a Holder receives Restricted Shares subject to a “substantial risk of forfeiture”, then such Holder may elect under section 83(b) of the Code to include in his gross income, for his taxable year in which the Restricted Shares are transferred to him, the excess of the Fair Market Value (determined without regard to any Restriction other than one which by its terms will never lapse), of such Restricted Shares at the Date of Grant, over the amount paid for the Restricted Shares. If the Holder makes the section 83(b) election described above, the Holder (i) shall make such election in a manner that is satisfactory to the Committee, (ii) shall provide the Committee with a copy of such election, (iii) agrees to promptly notify the Company if any Internal Revenue Service or state tax agent, on audit or otherwise, questions the validity or correctness of such election or of the amount of income reportable on account of such election, and (iv) agrees to comply with the provision of Section 20 to the extent the Committee may reasonably require in its sole and absolute discretion.

      25. Effective Date and Termination Date. The Plan is effective on its Effective Date; provided, however, if the Plan is not approved by a majority of the stockholders, present and voting at a duly called meeting, on or before the first anniversary of its Effective Date, each Incentive Stock Option granted pursuant to the Plan shall be deemed to be a Nonqualified Stock Option; and no further Options shall be granted hereunder subsequent to the earlier of such first anniversary of the Effective Date or the date of such stockholder meeting. Unless terminated earlier, the Plan automatically shall terminate on October 31, 2007.

AmeriCredit Corp.

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APPENDIX B

AMENDED AND RESTATED
CHARTER OF THE AUDIT COMMITTEE
OF
THE BOARD OF DIRECTORS
OF AMERICREDIT CORP.

1. Purpose of the Audit Committee.

      The purpose of the Audit Committee of the Board of Directors (the “Audit Committee”) of AmeriCredit Corp., a Texas corporation (the “Company”), is to assist the Board in oversight of (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements and (3) the independence and performance of the Company’s internal and external auditors.

2. Membership and Appointment.

      The Audit Committee shall consist of at least three (3) directors who meet the independence and financial acumen and experience requirements of the listing standards of the New York Stock Exchange, as amended from time to time. The Board of Directors shall appoint the members of the Audit Committee, to serve terms coterminous with their respective terms as directors of the Company.

3. Authority.

      The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Audit Committee. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of or consultants to the Audit Committee. The Audit Committee may also meet with the Company’s investment bankers or other financial advisors who represent or advise the Company.

4. Reporting Responsibility.

      The Audit Committee shall be responsible to and shall make regular reports to the Board of Directors.

5. Duties of the Audit Committee.

      The Audit Committee shall be responsible to the Board of Directors for performing, and shall perform, the following duties:

(a) Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board of Directors for approval;

      (b) Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company’s financial statements;

      (c) Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including an analysis of the effect of alternative GAAP methods on the Company’s financial statements;

(d) Review with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements;

      (e) Review with management and the independent auditor the Company’s quarterly financial statements prior to the release of quarterly earnings and prior to the filing of the quarterly report with the Securities and Exchange Commission, including the results of the independent auditors’ reviews of the quarterly financial statements;

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(f) Meet periodically with management to review the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures;
(g) Review major changes to the Company’s auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management;
(h) Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board of Directors;
(i) Review the experience and qualifications of the senior members of the independent auditor team and the quality control procedures of the independent auditor;
(j) Approve the fees to be paid to the independent auditor for audit services;

      (k) Approve the retention of the independent auditor for any non-audit service, other than for federal or state tax filing reviews or services related to the Company’s securitization or warehouse financing programs;

      (l) Receive periodic reports from the independent auditor regarding the auditor’s independence, discuss such reports with the auditor, and if so determined by the Audit Committee, recommend that the Board of Directors take appropriate action to satisfy itself of the independence of the auditor;

      (m) Evaluate the performance of the independent auditor and whether it is appropriate to adopt a policy of rotating independent auditors on a regular basis., If so determined by the Audit Committee, recommend that the Board of Directors replace the independent auditor;

(n) Review the appointment and replacement of the senior internal auditing executive;
(o) Recommend to the Board guidelines for the Company’s hiring of employees of the independent auditor who were engaged on the Company’s account;
(p) Discuss with the national office of the independent auditor issues on which the national office was consulted by the Company’s audit team;
(q) Review the significant reports to management prepared by the internal auditing department and management’s responses;
(r) Meet with the independent auditor prior to the audit to review the planning and staffing of the audit;

      (s) Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, and any amendments thereto and reissues thereof, relating to the conduct of the audit;

      (t) Review with management and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Company’s financial statements or accounting policies;

      (u) Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company’s response to that letter. Such review should include:

(1) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information;
(2) Any changes required in the planned scope of the internal audit; and
(3) The internal audit department responsibilities and staffing;
(v) Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement;
(w) Advise the Board of Directors with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations;
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      (x) Review with the Company’s General Counsel legal matters that may have a material impact on the financial statements, the Company’s compliance policies and any material reports or inquiries received from regulators or governmental agencies; and

      (y) Meet with the Chief Financial Officer, the senior internal auditing executive and the independent auditors in separate sessions to discuss any matters that the Audit Committee believes should be discussed privately.

6. No Duty to Audit.

      While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations.

Effective Date: May 15, 2002

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AMERICREDIT CORP. 801 CHERRY ST., SUITE 3900 FORT WORTH, TEXAS 76102

VOTE BY INTERNET — www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE — 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to AmeriCredit Corp., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	AMRCDT	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AMERICREDIT CORP.

Vote On Directors
1.

Proposal to elect as Directors of the Company the following persons to hold office until the Annual Meeting of Shareholders in 2005 or until their successors have been duly elected and have qualified.

Nominees:   01) Clifton H. Morris, Jr.
                    02) A. R. Dike

	For All / /	Withhold All / /	For All Except / /	To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.
Vote On Proposals 2. Proposal to amend the 2000 Limited Omnibus and Incentive Plan for AmeriCredit Corp.	For / /	Against / /	Abstain / /
3. Proposal to ratify the appointment of PricewaterhouseCoopers as accountants for the fiscal year ending June 30, 2003.	/ /	/ /	/ /
4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

(Please sign exactly as name appears hereon. Proxies should be dated when signed. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. Only authorized officers should sign for a corporation. If shares are registered in more than one name, each joint owner should sign.)

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature [PLEASE SIGN WITHIN BOX] Date	Signature (Joint Owners) Date

AMERICREDIT CORP.
801 CHERRY STREET, SUITE 3900
FORT WORTH, TEXAS 76102

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Clifton H. Morris, Jr., Michael R. Barrington and Daniel E. Berce, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated on the reverse side, all of the shares of the common stock of AmeriCredit Corp. (the “Company”), held of record by the undersigned on October 11, 2002, at the Annual Meeting of Shareholders of the Company to be held on November 26, 2002, at 10:00 a.m. (Central Standard Time), at the Fort Worth Club, 306 West Seventh Street, Fort Worth, Texas 76102, and any adjournments thereof.

      THIS PROXY, WHEN PROPERLY EXECUTED AND DATED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE NOMINEES UNDER PROPOSAL 1, “FOR” PROPOSAL 2, “FOR” PROPOSAL 3, AND THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTERS REFERRED TO IN PROPOSAL 4.